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As filed with the Securities and Exchange Commission on October 25, 2012

Securities Act Registration No. 333-172987
Investment Company Registration No. 811-22535

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2/A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 4
Post-Effective Amendment No. [    ]

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 4

Ares Dynamic Credit Allocation Fund, Inc.
 (Formerly known as Ares Senior Credit Strategies Fund, Inc.)
(Exact Name of Registrant as Specified in Charter)

2000 Avenue of the Stars
12th Floor
Los Angeles, California 90067
(Address of Principal Executive Offices)

(310) 201-4200
(Registrant's Telephone Number, Including Area Code)

Michael D. Weiner
Daniel J. Hall
2000 Avenue of the Stars
12th Floor
Los Angeles, California 90067
(310) 201-4200
(Name and Address of Agent for Service)

Copies to:

Donald R. Crawshaw William G. Farrar Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 (212) 558-4000	Michael K. Hoffman Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of securities being registered	Amount being registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price(1)	Amount of registration fee

Common Stock, ($0.001 par value per share)	50,000 shares	$20.00	$1,000,000	$116.10(2)

(1)
Estimated solely for purpose of calculating the registration fee.

(2)
This amount was previously paid with the initial filing.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND (AS DEFINED BELOW) MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS                                                                                                                                                   Subject to Completion                                                                                                                                                   October 25, 2012

                      Shares

Ares Dynamic Credit Allocation Fund, Inc.

Common Stock

Investment objective.    Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation. There can be no assurance that the Fund will be able to achieve its investment objective or structure its investment portfolio as anticipated.

Investment strategy and policies.    The Fund will seek to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade; (ii) corporate bonds ("Corporate Bonds") that are expected to be primarily high yield issues rated below investment grade; and (iii) debt securities issued by entities commonly referred to, and referred to herein, as collateralized loan obligations ("CLOs", and such debt securities, "CLO Debt Securities").

Under normal market conditions, at least 80% of the Fund's Managed Assets (as defined in this prospectus) will be invested in (i) Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and (ii) Corporate Bonds. The Fund expects initially that almost all of the Senior Loans and Corporate Bonds in which the Fund will invest will be rated below investment grade. Corporate Bonds rated below investment grade are often referred to as "high yield" securities. Senior Loans made to companies whose debt is rated below investment grade and high yield securities are often high risk and have speculative characteristics. Under normal market conditions, the Fund expects to invest up to 20% of its Managed Assets (as defined in this prospectus) in CLO Debt Securities. The underlying obligations collateralizing such CLO Debt Securities will principally be Senior Loans, diversified by industry and borrower. The Fund will invest only in CLO Debt Securities rated investment grade at the time of the Fund's investment.

Leverage.    The Fund currently anticipates utilizing leverage to seek to enhance the level of its current distributions to holders of shares of its common stock. The Fund may use leverage through borrowings, including loans from certain financial institutions and/or the issuance of debt securities, as well as through the issuance of shares of preferred stock. The Fund expects to initially incur leverage in an aggregate amount of approximately 33% of the Fund's Managed Assets (as defined herein and after the leverage is incurred) and 50% of the Fund's net assets (after the leverage is incurred). The use of leverage is a speculative technique that involves special risks. There can be no assurance that the Fund's leveraging strategy will be successful. See "Leverage", and "Risk Factors—Principal Risks Relating to Fund Operations—Leverage Risk".

No prior history.    The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund's performance. Shares of closed-end management investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase shares of the Fund's common stock in its initial public offering or otherwise and sell the shares on an exchange or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares and/or (2) the net asset value of the Fund's shares at the time of sale.

Listing.    It is anticipated that the Fund's common shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the ticker symbol "ARDC".

Investing in the Fund's common shares involves certain risks. You could lose some or all of your investment. See "Risk Factors" beginning on page 47 of this prospectus. Certain of these risks are summarized in "Prospectus Summary—Risks Factors" beginning on page 7 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public	Sales load(1)	Proceeds to Fund(2)

Per Share	$20.00	$0.90	$19.10

Total	$		$

Total assuming full exercise of the over-allotment option	$		$

(footnotes on inside front cover)

The underwriters expect to deliver the common shares to purchasers on or about                                        , 2012.

UBS Investment Bank
BofA Merrill Lynch
Citigroup
Morgan Stanley
Wells Fargo Securities
Barclays
RBC Capital Markets	Stifel Nicolaus Weisel

Henley & Company LLC Janney Montgomery Scott Maxim Group LLC	J.J.B. Hilliard, W.L. Lyons, LLC Ladenburg Thalmann & Co. Inc. Southwest Securities

(continued from cover page)

Adviser.    Ares Capital Management II LLC, the Fund's investment adviser (the "Adviser"), is an affiliate of Ares Management LLC ("Ares"). The Adviser will seek to implement the Fund's investment strategy through the application of several techniques, including: (i) investing in a diversified portfolio of loans and other debt investments across a broad range of industries with varying characteristics and return profiles; (ii) adhering to the established credit underwriting processes of Ares Management LLC, an affiliate of the Adviser, and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the borrowers and issuers; (iii) monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming issuers; and (iv) holding cash and engaging in derivative credit and interest rate hedges. The Adviser will allocate the Fund's portfolio dynamically among investments in the various targeted credit markets to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund's statement of additional information is found in this prospectus. Additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is available upon written or oral request and without charge. Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information also is available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. You may also email requests for these documents to publicinfo@sec.gov. For a free copy of the Fund's annual or semi-annual report (following the Fund's completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, please write to the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067 or call (877) 272-8164 or visit the Fund's website at www.aresdc.com. All website addresses herein are inactive textual references, and the information from websites is not incorporated into this prospectus.

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters named in this Prospectus may purchase up to                           additional common shares from the Fund at the public offering price, less the sales load, within 45 days after the date of this prospectus to cover overallotments.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund's business, financial condition and prospects may have changed since the date of this prospectus.

Through and including                                        , 2012 (the 25th day after the date of this prospectus), all dealers effecting transactions in the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

(footnotes from cover page)

(1)
The Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to each of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., RBC Capital Markets, LLC and Stifel, Nicolaus & Company Incorporated. The Adviser (and not the Fund) may pay certain other qualifying underwriters structuring fees or additional compensation in connection with the offering. The Adviser (and not the Fund) has agreed to pay Destra Capital Investments LLC ("Destra") for distribution assistance in connection with the offering. The sum of all compensation to the underwriters in connection with this public offering of common shares, including the sales load, the structuring fees, the fees paid to Destra for distribution assistance in connection with the offering and all forms of additional payments to the underwriters, will not exceed 9.0% of the total public offering price of the common shares sold in this offering. The structuring fees and the distribution assistance fees that are to be paid to Destra referenced in this footnote are not reflected in the sales load in the table above. See "Underwriting".

(2)
In addition to the sales load, the Fund will pay offering expenses of up to $0.04 per common share, estimated to total $600,000 ($             assuming full exercise of the over-allotment option). The Adviser or an affiliate of the Adviser has agreed to pay offering costs (other than sales loads) of the Fund in excess of $0.04 per share. The Adviser or an affiliate of the Adviser has agreed to pay all of the Fund's organizational expenses.

Prospectus summary	1
Summary of Fund expenses	26
The Fund	28
Who may wish to invest	28
Use of proceeds	28
The Fund's investments	29
Leverage	44
Risk factors	47
Listing of shares	71
Investment restrictions	71
Management of the Fund	73
The Adviser	79
The Portfolio Managers	82
Control persons	85
Net asset value	86
Distributions	87
Dividend reinvestment plan	88
Portfolio transactions	89
Conflicts of interest	90
Code of ethics	92
Proxy voting policies	92
Description of securities	92
Closed-end fund structure	98
Repurchase of common shares	98
Material U.S. federal income tax considerations	99
Underwriting	105
Administrative, custodian and transfer agent and other services	107
Investor support services	108
Validity of common shares	108
Fiscal year	108
Experts	108
Report of independent registered public accounting firm	109
Statement of assets and liabilities	110
Appendix A: Description of S&P, Moody's and Fitch Ratings	A-1
Appendix B: Proxy voting policies and procedures	B-1

i

Prospectus summary

This summary highlights some of the information included elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" on page 47 of this prospectus and the other information included elsewhere in this prospectus. The information below is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the Fund's Registration Statement filed with the U.S. Securities and Exchange Commission (the "SEC").

THE FUND

Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") is a corporation organized under the laws of the State of Maryland and registered with the SEC under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, non-diversified management investment company. Ares Capital Management II LLC (the "Adviser") serves as the Fund's investment adviser.

THE OFFERING

The Fund is offering                   shares of its common stock, par value $0.001 per share ("common shares"), at $20.00 per share through a group of underwriters (the "Underwriters") led by UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC. You must purchase at least 100 common shares in this offering. The Fund has given the Underwriters an option to purchase up to                  additional common shares to cover orders in excess of                   common shares. See "Underwriting".

WHO MAY WISH TO INVEST

The Fund may be an appropriate investment for:

–>
Long-term investors seeking attractive total return, primarily through current income and, secondarily, capital appreciation.

–>
Fixed income investors seeking investment in a fixed income portfolio initially managed to seek short to moderate portfolio duration in light of market conditions.

–>
Investors who believe interest rates and inflation may rise in the future and want the benefits that floating rate fixed income investments may offer.

–>
Investors seeking access to the investment acumen of the Adviser and its affiliates.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

The Fund's investment objective may be changed by the board of directors of the Fund (the "Board of Directors" or the "Board") on 60 days' prior written notice to shareholders.

INVESTMENT STRATEGIES

The Fund will seek to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) secured loans ("Senior Loans") made to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are expected to be primarily high yield issues rated below investment grade, and (iii) debt securities issued by entities commonly referred to, and referred to herein, as collateralized loan obligations ("CLOs", and such debt securities, "CLO Debt Securities"). The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

Under normal market conditions, at least 80% of the Fund's Managed Assets (as defined below) will be invested in (i) Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and (ii) Corporate Bonds. Under normal market conditions, the Fund expects to invest up to 20% of its Managed Assets (as defined below) in CLO Debt Securities . The underlying obligations collateralizing such CLO Debt Securities will principally be Senior Loans, diversified by industry and borrower.

"Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

Senior loans

Senior Loans generally hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate ("LIBOR"), plus a spread. Senior Loans are typically made to U.S. and, to a lesser extent, non-U.S. corporations, partnerships, limited liability companies and other business entities (together with issuers of Corporate Bonds and other debt securities, "Borrowers") which operate in various industries and geographical regions. Borrowers may obtain Senior Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Senior Loans rated below investment grade are sometimes referred to as "leveraged loans". The Fund may invest in Senior Loans through assignments of or, to a lesser extent, participations in Senior Loans. The Fund may utilize various types of derivative instruments, including total return swaps for the purpose of gaining exposure to Senior Loans.

Corporate bonds

An issuer of Corporate Bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by investors' perceptions of the creditworthiness of the issuer, the issuer's performance and perceptions of the issuer in the market place. There is a risk that the issuers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may utilize various types of derivative instruments, including swaps, for the purpose of gaining exposure to Corporate Bonds.

CLO debt securities

A CLO generally holds a portfolio consisting principally (typically, 80% or more of its assets) of loan obligations. CLOs are created to reapportion the risk and return characteristics of a portfolio of underlying assets. The CLO securitizes payment claims arising out of its portfolio of underlying assets and issues debt securities with payment characteristics linked to the underlying assets. The redemption of the securities issued by the CLO typically occurs from the cash flow generated by the portfolio of underlying assets. The vast majority of CLOs are actively managed by an independent investment manager.

The Fund expects to invest in CLO Debt Securities issued by CLOs that principally hold Senior Loans, diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) Subordinated Loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in Senior Loans. The cash flows on the underlying obligations will primarily determine the payments to holders of CLO Debt Securities. CLO Debt Securities typically have floating interest rates. CLOs issue debt securities in tranches with different payment characteristics and different credit ratings. The tranches of CLO Debt Securities senior to the "residual" or lowest tranche (called the "rated tranches") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. Residual tranches are the most junior tranches and do not receive ratings. The Fund will not invest in residual tranches of CLO Debt Securities and will invest only in tranches of CLO Debt Securities rated investment grade at the time of the Fund's investment. Though, if any CLO Debt Security held by the Fund is downgraded to a below investment grade rating, the Fund may exchange such CLO Debt Security for another CLO Debt Security that is rated below investment grade.

Subordinated loans

The Fund may also invest in subordinated loans ("Subordinated Loans"). Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.

Denomination

The Fund may invest in U.S. dollar and non-U.S. dollar denominated loans and securities of Borrowers located anywhere in the world, and of Borrowers that operate in any industry.

Credit rating

Senior Loans, Corporate Bonds and other instruments considered below investment grade are those that, at the time of investment, are rated "Ba1" or lower by Moody's Investors Service, Inc. ("Moody's"), "BB+" or lower by Standard & Poor's Corporation Ratings Group ("S&P") or "BB+" or lower by Fitch Ratings, Inc. ("Fitch"), or, if unrated, are judged by the Adviser to be of comparable credit quality. Senior Loans rated below investment grade are sometimes referred to as "leveraged loans". In addition, the Corporate Bonds in which the Fund invests are expected to be primarily rated below investment grade. Corporate Bonds rated below investment grade are commonly referred to as "high yield" securities and regarded as having predominately speculative characteristics with respect to an issuer's capacity to pay interest and repay principal. Although many of the Fund's investments may consist of securities and other instruments rated below investment grade, the Fund reserves the right to invest in debt securities and loans of any credit rating.

Maturity and Duration

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. While the Fund may invest in securities of any duration, the Fund initially will seek to manage its portfolio to a short to moderate duration of approximately three months to five years. While the Fund generally expects its portfolio to have a duration within this range under normal market conditions, the duration of the portfolio may, at any time, be outside of this range depending on market conditions. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets to seek the targeted duration of the Fund's portfolio in light of market conditions. The Fund does not have a fixed duration target, and the portfolio's duration may vary significantly over time based on the Adviser's assessment of the current market conditions. In comparison to maturity (which is the date on which the issuer of a debt security or a borrower of a loan is obligated to repay the principal amount), duration is a measure of the price volatility of a debt security or loan as a result of changes in market interest rates, based on the weighted average timing of the security's or loan's expected principal and interest payments. Duration is expressed as a number of years but differs from maturity in that it considers a security's or loan's yield, coupon payments, principal payments and call features in addition to the amount of time until the security or loan matures. As the value of a security or loan changes over time, so will its duration. Prices of securities or loans with longer durations tend to be more sensitive to interest rate changes than securities or loans with shorter durations. There can be no assurance that the Fund's duration management strategies will be successful in helping the Fund to achieve its investment objectives.

For a more complete discussion of the Fund's portfolio composition, see "The Fund's Investments".

INVESTMENT PROCESS

The Adviser is an affiliate of Ares Management LLC ("Ares"). In making its investment decisions, the Adviser has adopted Ares' long-standing, consistent credit-based investment approach that was developed over 20 years ago by its founders. Specifically, the Adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, the Adviser's approach seeks to reduce risk as further described below.

The Adviser will dynamically manage the Fund's portfolio by allocating the portfolio among investments in the various targeted credit markets in a manner that seeks to manage interest rate and credit risk and the duration of the Fund's portfolio. The term "dynamically manage" refers to the method of investment allocation that the Adviser will use to manage the Fund's assets and according to which the Adviser will evaluate and adjust, based on its analysis of the then current market environment and outlook, the Fund's porfolio of Senior Loans, Corporate Bonds, CLO Debt Securities and other permitted investments. The Adviser will seek to implement this dynamic allocation strategy with the intention of responding to changing market conditions and outlook, and achieving attractive risk-adjusted returns throughout the credit cycle. The Adviser believes that as market conditions change, so should the Fund's investment allocations. In addition, the Adviser may allocate portions of the Fund's portfolio to investments that it believes to be pre-disposed to positive event risk or to have attractive relative value characteristics given then current market conditions. The Adviser believes that reallocating investments in this way will opportunistically emphasize those investments and categories of investments best suited to the then current market environment and outlook. There can be no assurance that the Adviser will seek to allocate the Fund's investments in any particular manner or that the Fund will be able to structure its investment portfolio as desired in any given market environment.

The Adviser's investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides foresight for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage, structural seniority and relative value. The Adviser may also employ sector analysis to assess industry trends and characteristics that may impact a Borrower's potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which criteria used by the Adviser in credit selection may include an evaluation of whether a loan or debt security is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the Borrower's indebtedness on a timely basis. The Adviser also takes into consideration the credit ratings of Borrowers in evaluating potential investments, but credit ratings are generally not the primary or determinative factor in the investment selection process. The Adviser also expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.

When identifying prospective investment opportunities, the Adviser currently intends to focus primarily on the following attributes:

–>
Strong franchises and sustainable competitive advantage. When identifying potential investment opportunities, the Adviser favors well-established companies with strong franchises and sustainable competitive advantages. The Adviser intends to invest in Borrowers that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and revenues to service their obligations in a range of economic environments. The Adviser will seek Borrowers that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors.

–>
Investing in stable Borrowers with cash flows that are dependable and predictable. The Adviser intends to invest in Borrowers it believes to be stable and well established with cash flows that are dependable and predictable. The Adviser believes these attributes evidence Borrowers that may be well positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although the Fund is permitted to do so.

–>
Management teams with demonstrated track records and economic incentive. The Adviser intends to focus on investments in which the Borrower has an experienced management team with an established track record of success and economic incentives to succeed.

–>
Investments in industries with positive long-term dynamics. The Adviser will seek to invest the Fund's assets broadly among Borrowers and industries with positive long-term dynamics, thereby potentially reducing the risk that a downturn in any one company or industry will have a disproportionate effect on the value of the Fund's portfolio.

–>
Rates of return commensurate with the perceived risks. The Adviser and its affiliates have extensive experience investing in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. The Fund believes this approach and experience enables the Adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so the Fund can make investments consistent with its stated investment objective while seeking appropriate risk adjusted returns.

–>
Securities or investments that are structured with protective terms and covenants. The Adviser will seek investments that seek to permit the Borrower to operate its business while balancing the need to assure repayment of the Fund's investment through protective terms and covenants.

In managing the Fund's portfolio, the Adviser will engage in regular and periodic monitoring of credit risk with a goal toward the early identification, and sale, of Senior Loans, Corporate Bonds and other investments with potential credit problems. This monitoring process may include reviewing (i) a Borrower's financial resources and operating history; (ii) a comparison of a Borrower's current operating results with the Adviser's initial investment thesis for the investment and initial expectations for the performance of the obligation; (iii) a Borrower's sensitivity to economic conditions; (iv) the performance of a Borrower's management; (v) a Borrower's debt maturities and borrowing requirements; (vi) a Borrower's interest and asset coverage; and (vii) the relative value of an investment based on a Borrower's anticipated cash flow or where other comparable assets are trading in the market.

The Adviser also expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles, as well as active management of such investments in light of current economic developments and trends. The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or if the Fund anticipates such an increase or change) and the Fund's use of leverage, if any, begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative effect of leverage on common shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term securities), may reduce its indebtedness or unwind other leveraged transactions, or may engage in interest rate hedging arrangements.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary defensive purposes or in order to reduce the Fund's leverage exposure or to keep the Fund's cash fully invested, including during the period when the net proceeds of the offering of common shares are being invested, or at other times deemed appropriate by the Adviser, the Fund may deviate from its investment strategies and objective. During such periods, the Fund may invest all or a portion of its Managed Assets in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. Government agencies or instrumentalities; non-U.S. Government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers' acceptances; bank time deposits; shares of money market funds; credit-linked notes or repurchase agreements with respect to any of the foregoing. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such strategies will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

LEVERAGE

The Fund currently anticipates utilizing leverage to seek to enhance the level of its current distributions to holders of shares of its common stock. The Fund may engage in leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund expects to initially incur leverage in an aggregate amount of approximately 33% of the Fund's Managed Assets (after the leverage is incurred) and 50% of the Fund's net assets (after the leverage is incurred). As used in this prospectus, "net assets" are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of the Fund's portfolio investments and other assets. As discussed further in this prospectus, the Fund's ability to use leverage will be limited by the Investment Company Act and any agreements on debt limitations or asset coverage requirements imposed on the Fund by its lenders or necessary to obtaining ratings on any preferred stock or debt issued by the Fund. The Fund may issue preferred shares and/or notes or other forms of indebtedness, and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other Derivatives. To the extent that the Fund segregates assets against or covers such positions in accordance with interpretations of the staff of the SEC, the Fund's obligations under such transactions will not be considered senior securities representing indebtedness under the Investment Company Act and will not be included in calculating the aggregate amount of leverage for purposes of the 33% policy set forth above.

The issuance of preferred shares or the use of borrowings or Derivatives to leverage the common shares can create risks, including increased variability of the Fund's net income, distributions and/or net asset value in relation to market changes. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, will be borne entirely by common shareholders. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by common shareholders. Increases and decreases in the value of the Fund's portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage. In such case, the Adviser may have a financial incentive to increase the Fund's use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser are borne exclusively by common shareholders. It is expected that preferred shareholders, noteholders and any lenders to the Fund will not bear any expenses of the Fund. The Fund's leveraging strategy, if utilized, may not be successful. See "Leverage" and "Risk Factors—Principal Risks Relating to Fund Operations—Leverage Risk".

The Fund may seek to arrange a floating rate credit facility (the "Credit Facility") with one or more banks or other financial institutions pursuant to which the Fund would be entitled to borrow funds from time to time in accordance with the terms of the Credit Facility. Any such borrowings, as well as the issuance of notes or other forms of indebtedness, would constitute financial leverage and would be subject to the 300% asset coverage requirements imposed by the Investment Company Act described below with respect to the amount of the borrowings and the Fund's ability to declare dividends and distributions or purchase its capital stock. The Fund may choose not to enter into a Credit Facility. See "Leverage".

INVESTMENT ADVISER

The Adviser is an affiliate of Ares and leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals. As of June 30, 2012, Ares has 231 investment professionals covering current investments in approximately 1,100 companies across over 30 industries. The Fund's portfolio management team is comprised of members of Ares' Capital Markets Group.

Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser with approximately $54 billion of total committed capital under management and approximately 520 employees as of June 30, 2012.

Ares specializes in managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the acquisition and management of Senior Loans, high yield securities, mezzanine debt and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle-market companies. Ares has the ability to invest across a capital structure, from senior floating rate debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

The Adviser will receive a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's Managed Assets. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage. After the Fund's second fiscal year, the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser's and its affiliates' cost of providing the Fund with certain non-advisory services. See "Management of the Fund—Investment Advisory and Management Agreement".

RISK FACTORS

General

Investing in the Fund's common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund's investments decreases. The value of your common shares also will be affected by the Fund's ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible.

Investment and market risk

An investment in the Fund's common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's common shares represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, as evidenced by the global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds can experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans, Corporate Bonds and investments with similar economic characteristics (such as second lien loans and unsecured loans). At any point in time, an investment in the Fund's common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund's risks and, in turn, the risks to the Fund's common shareholders.

Senior loans risk

The Senior Loans in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments, although Senior Loans are senior and typically secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the Borrowers. Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be primed in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

The Fund expects to acquire Senior Loans primarily through assignments and, to a lesser extent, through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation and (ii) both the Borrower and the institution selling the participation will be considered issuers for purposes of the Fund's investment restriction concerning industry concentration. See "Investment Restrictions". Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the Borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan. See "Risk Factors—Principal Risks Relating to the Fund's Investments—Senior Loans Risk".

Subordinated loans risk

Although the Fund does not initially expect Subordinated Loans to be a significant component of its portfolio, it may invest in such instruments from time to time. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate bond risk

The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. Certain risks associated with investments in Corporate Bonds are described elsewhere in this Prospectus in further detail, including under "Credit Risk", "Prepayment Risk" and "Inflation/Deflation Risk". There is a risk that the issuers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund expects to invest primarily in Corporate Bonds that are high yield issues rated below investment grade. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse issuer-specific developments. High yield Corporate Bonds are subject to the risks described below under "Below Investment Grade Rating Risk."

CLO debt securities risk

CLOs issue debt securities in tranches with different payment characteristics and different credit ratings. The rated tranches of CLO Debt Securities are generally assigned credit ratings by one or more nationally recognized statistical rating organization. Residual tranches are the most junior tranches and do not receive ratings. Below investment grade tranches of CLO Debt Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The Fund will not invest in residual tranches of CLO Debt Securities and will invest only in tranches of CLO Debt Securities that are rated investment grade at the time of the Fund's investment. Though, if any CLO Debt Security held by the Fund is downgraded to a below investment grade rating, the Fund may exchange such CLO Debt Security for another CLO Debt Security that is rated below investment grade.

The transaction documents relating to the issuance of CLO Debt Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Debt Securities. In addition, other parties involved in CLOs, such as third party credit enhancers and investors in the rated tranches may impose requirements that have an adverse effect on the returns of the various tranches of CLO Debt Securities. Furthermore, CLO Debt Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Debt Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Debt Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer of the related CLO Debt Securities to pay such deficiency will be extinguished.

The market value of CLO Debt Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Debt Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Below investment grade rating risk

The Fund expects initially that its investments in Senior Loans, Subordinated Loans, Corporate Bonds and other debt instruments will consist primarily of securities and loans that are rated below investment grade or unrated and of comparable credit quality. Corporate Bonds that are rated below investment grade are often referred to as "high yield" securities. Below investment grade Senior Loans, high yield securities and other similar instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade Corporate Bonds and Senior Loans and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a Corporate Bond and Senior Loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. Below investment grade Corporate Bonds and Senior Loans and similar instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such Corporate Bonds, Senior Loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Under normal market conditions, the Fund will invest in Senior Loans and Corporate Bonds, and may invest in Subordinated Loans and other debt instruments, rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Credit risk

Credit risk is the risk that one or more loans or debt securities in the Fund's portfolio will decline in price or one or more Borrowers will fail to pay interest or principal when due because one or more Borrowers experiences a decline in its financial condition. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund's investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade Corporate Bonds, Senior Loans or other investments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities or loans. Typically, the prices of lower grade securities or loans are more sensitive to negative developments, such as a decline in the Borrower's revenues or a general economic downturn, than are the prices of higher grade securities or loans.

Prepayment risk

During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For Corporate Bonds, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Below investment grade Corporate Bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than the stated principal amount) only if certain prescribed conditions are met ("Call Protection"). An issuer may redeem Corporate Bonds if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Fixed income securities may be purchased at prices below or above their stated principal amount. For premium Corporate Bonds (Corporate Bonds acquired at prices that exceed their stated principal amount), prepayment risk may be enhanced given that the Fund would lose the potential value of the yield-to-maturity of the bonds in the event they are redeemed at the stated principal amount.

Senior Loans and Subordinated Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans and Subordinated Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan and Subordinated Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt from which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Interest rate risk

Because Senior Loans with floating or variable rates reset their interest rates periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decline in the Fund's net asset value. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund's net asset value.

Liquidity risk

The Fund generally considers "illiquid securities" to be securities or loans that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Distressed and defaulted debt risk

Although not initially a principal investment strategy, the Fund may invest, to a limited extent, in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund ("Distressed Debt"). Investment in Distressed Debt is speculative and involves significant risks. See "Risk Factors—Principal Risks Relating to the Fund's Investments—Distressed and Defaulted Debt Risk".

Inflation/deflation risk

Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Structured products risk

Investments in structured products involve risks, including credit risk and market risk. Certain structured products may be thinly traded or have a limited trading market. Where the Fund's investments in structured products are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured product to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product. Additionally, risks applicable to CLO Debt Securities are discussed above under "—CLO Debt Securities Risk". See "Risk Factors—Principal Risks Relating to the Fund's Investments—Structured Products Risk".

Derivatives risks

Although the Fund does not expect derivative instruments ("Derivatives") to represent a significant component of its portfolio initially, the Fund may use Derivatives including, in particular, swaps (including, total return swaps), synthetic collateralized loan obligations, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. The use of Derivatives may subject the Fund to the following risks, including but not limited to:

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Credit risk—the risk that the counterparty in a Derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar Derivative will not be able to honor its financial obligations. Certain participants in the Derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions. If the Fund's counterparty to a Derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially.

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Currency risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage risk—the risk associated with certain types of Derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Liquidity risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter Derivative transactions.

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Correlation risk—the risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market, security or loan to which the Fund seeks exposure.

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Index risk—if the Derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the Derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Regulatory risk—various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, including potentially limiting or restricting the ability of the Fund to use certain derivative instruments or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. See "Risk Factors—Legislation and Regulation Risks".

See "Risk Factors—Principal Risks Relating to Fund Investments—Derivatives Risk".

Market developments risk

Severe disruptions in global capital markets over the past five years and the continued impact of the financial crisis of 2008 and the more recent sovereign debt and banking issues in Europe may influence the Fund's performance. Since 2007, and most severely in 2008 and 2009, global capital markets have been in a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Global capital markets remain unstable and subject to volatility as of the date of this prospectus. Despite actions of the United States federal government and foreign governments, these events contributed to general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors.

Instability in the credit markets has made it more difficult at certain times for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. Certain Borrowers may, due to macroeconomic conditions, be unable to repay their Senior Loans or other debt obligations because of these conditions. A Borrower's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on the underlying secured assets, which could trigger cross-defaults under other agreements and jeopardize a

Borrower's ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. The Fund may also experience a loss of principal.

These developments also (i) may make it more difficult for the Fund to accurately value its portfolio securities or to sell its portfolio securities on a timely basis; (ii) could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the common shareholders; and (iii) may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and market price of the Fund's common shares.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, may have routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Investigations of other financial institutions for similar actions in various countries are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR, including certain Senior Loans. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

Government intervention in the financial markets risk

The recent instability in the financial markets has led the U.S. Government, the Federal Reserve and other governments and central banks around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities, debt instruments or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

Legislation and regulation risk

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"). The Dodd-Frank Act, among other things, grants regulatory authorities such as the Commodity Futures Trading Commission ("CFTC") and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. While some regulations have been adopted, a number of important rulemakings have not yet been completed, and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the revenues of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs and may impact the availability, liquidity and cost of derivative instruments, including potentially limiting or restricting the ability of the Fund to use certain derivative instruments or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies' use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations or interpretations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund's use of derivatives, which could have an adverse impact on the Fund. Neither the Fund nor the Adviser can predict the effects of these regulations or interpretations on the Fund's portfolio. The Adviser intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that they will be successful in doing so.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Risks associated with recent Commodity Futures Trading Commission rulemaking

On February 9, 2012, the CFTC adopted amendments to its rules that, by the applicable compliance date, may cause the Fund to fall within the definition of "commodity pool" under the Commodity Exchange Act ("CEA") and require the Adviser to register with the CFTC as a "commodity pool operator". If the Fund does not claim an exclusion from the definition of commodity pool operator, the Fund believes that the Adviser would likely become subject to registration and regulation as a commodity pool operator with respect to the Fund. The Fund may incur additional expenses as a result of the CFTC's regulatory requirements. If, in the alternative, the Fund elects to claim an exclusion from the definition of the term commodity pool operator pursuant to Section 4.5 of the CFTC's Rules, then the Fund would be limited in its ability to use futures or options on futures or engage in swap transactions. The impact of the rule changes on the operations of the Fund and the Adviser is not fully known at this time as it is dependent upon, among other things, the outcome of other pending rulemakings and a court challenge to certain of the rule changes adopted by the CFTC earlier this year. The Fund and the Adviser are continuing to analyze the effect of these rule changes on the Fund.

Market disruption and geopolitical risk

The European sovereign debt crisis, instability in the Middle East, Afghanistan and Pakistan, the aftermath of the war in Iraq, terrorist attacks in the United States and around the world, the impact of natural disasters and other events may result in market volatility, may have long-term adverse effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and financial markets. These events could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Fund's common shares. Senior Loans and Corporate Bonds rated below investment grade and investments with similar characteristics tend to be more volatile than investment grade fixed income securities and, as a result, these events and other market disruptions may have a greater impact on the prices and volatility of such instruments than on investment grade fixed income securities. There can be no assurance that such market disruptions may not have other material and adverse implications for the Senior Loan and Corporate Bond markets or other markets in which we may invest.

Leverage risk

The Fund intends to utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other Derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for the Fund's common shareholders, including increased variability of the Fund's net income, distributions, net asset value and/or market price of its common shares in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund's portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund's net asset value, which will be borne entirely by the Fund's common shareholders, and in the price at which its common shares trade in the secondary market. To the extent that the Fund makes investments in Senior Loans or other debt instruments that provide a minimum coupon (called a "LIBOR floor") that helps protect the Fund's income in falling or flat-rate environments, the Fund will not realize additional income if rates increase to levels below the LIBOR floor but the Fund's cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund's return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund's return on the underlying investments. The Fund's leveraging strategy, if utilized, may not be successful.

The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the Fund's common shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over the common shareholders in the distribution of the Fund's assets, including dividends, distributions of principal and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would vote together with the holders of common shares on all matters, including the election of directors. Additionally, the holders of preferred shares would have the right separately to elect two directors of the Fund, and would vote separately as a class on certain matters which may at times give holders of preferred shares disproportionate influence over the Fund's affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund's use of leverage, which could negatively impact common shareholders. In addition, if the Fund elects to issue preferred shares and/or notes (or other forms of indebtedness) its ability to make distributions to its common shareholders or to repurchase its stock will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the Fund's lenders.

The Fund will pay (and common shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness issued by the Fund, including higher advisory fees. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the Fund's common shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the Fund's common shareholders and result in a reduction of the net asset value of the Fund's common shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

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the likelihood of greater volatility of net asset value, market price and dividend rate of common shares than a comparable portfolio without leverage;

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the risk that fluctuations in interest rates on borrowings or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness that the Fund has issued will reduce the return to the common shareholders;

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the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's common shares;

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when the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund's use of leverage and create an inherent conflict of interest; and

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leverage may increase expenses (which will be borne entirely by common shareholders), which may reduce total return.

If the Fund issues preferred shares and/or notes or other forms of indebtedness, the Fund may be subject to certain restrictions on investments imposed by the guidelines of one or more rating agencies, which may issue ratings for the preferred shares and/or notes or short-term debt securities issued by the Fund, or may be subject to covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund's ability to achieve its investment objective. See "Risk Factors—Principal Risks Relating to Fund Operations—Leverage Risk".

New adviser risk

The Adviser is a newly organized entity with no operating history. The Adviser's sole assets under management initially will be the assets raised in connection with the initial public offering of the Fund's common shares. The Adviser is an affiliate of Ares and leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals. Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser with approximately $54 billion of total committed capital under management and approximately 520 employees as of June 30, 2012. Ares has 231 investment professionals covering current investments in approximately 1,100 companies across over 30 industries as of June 30, 2012. The Fund's portfolio management team is comprised of members of Ares' Capital Markets Group. See "The Adviser".

Key personnel risk

The Adviser depends on the diligence, skill and network of business contacts of certain Ares Capital Markets Group professionals. For a description of the senior management team, see "The Portfolio

Managers". The Adviser also depends, to a significant extent, on access to other investment professionals within Ares and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The Fund's success depends on the continued service of such personnel. In addition, there is no assurance that the Adviser will remain the Fund's investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates. See "Risk Factors—Principal Risks Relating to Fund Operations—Key Personnel Risk".

Potential conflicts of interest risk—allocation of investment opportunities

The Adviser has adopted allocation procedures that are intended to ensure that each fund or account managed by Ares ("Ares-advised funds") is treated in a manner that, over a period of time, is fair and equitable.

Certain existing Ares-advised funds have, and future Ares-advised funds may have, investment objectives similar to those of the Fund, and such Ares-advised funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Ares-advised funds do not, and future Ares-advised funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences in investment objectives or current investment strategies, including regarding: (a) current and total return objectives, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) credit ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a Borrower/loan/security; and (ix) prior positions in a Borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser. In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired.

Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. It is likely that the other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a Borrower's capital structure or otherwise in different classes of a Borrower's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds. See "Risk Factors—Principal Risks Relating to Fund Operations—Potential Conflicts of Interest Risk—Allocation of Investment Opportunities" and "Conflicts of Interest" for an additional discussion of the types of conflicts of interest to which the operations of the Fund may be subject.

Potential conflicts of interest risk—allocation of personnel

The Fund's executive officers and directors, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of investment funds or accounts managed by the Adviser or its affiliates. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Additionally, certain personnel of the Adviser and its management may face conflicts in their time management and commitments. See "Conflicts of Interest" for an additional discussion of the types of conflicts of interest to which the operations of the Fund may be subject.

Potential conflicts of interest risk—lack of information barriers

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time. See "Conflicts of Interest" for an additional discussion of the types of conflicts of interest to which the operations of the Fund may be subject.

Limitations on transactions with affiliates risk

The Investment Company Act limits the Fund's ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund managed by Ares or any of its affiliates. The Investment Company Act also prohibits certain "joint" transactions with certain of the Fund's affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Non-diversification risk

The Fund is classified as "non-diversified" under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to "regulated investment companies" ("RIC"s) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and thus intends to satisfy the diversification requirements applicable to RICs. Shareholders should refer to the "Material U.S. Federal Income Tax Considerations" section of this prospectus for a description of such requirements.

Risks associated with fund distribution policy

The Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income to the extent consistent with maintaining its status as a "regulated investment company" under the Code, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Fund's distribution policy may be changed at any time by the Board of Directors.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund's net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares. When a shareholder sells shares in the Fund, the amount, if any, by which the sales price exceeds the shareholder's basis in the Fund's shares is gain subject to tax. Because a return of capital reduces a shareholder's basis in the shares, it will increase the amount of such shareholder's gain or decrease the amount of such shareholder's loss when such shareholder sells the shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the shareholder's basis in such shareholder's shares, the excess will be treated as gain from a sale or exchange of the shares.

If the Fund elects to issue preferred shares and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the terms of the Fund's preferred shares, notes or other indebtedness.

No operating history risk

The Fund is a newly organized entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund's performance. Special risks apply during a fund's start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. The Fund's common shares have no history of trading.

Inadequate return risk

No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund's common shares.

Sourcing of suitable assets risks

No assurance can be given the Adviser will be able to find enough appropriate investments that meet the Fund's investment criteria.

Dilutive effect of receiving cash distributions rather than reinvesting risk

Investors in the Fund will automatically participate in the Fund's dividend reinvestment plan unless they affirmatively elect to "opt out" of the plan. All dividends declared in cash payable to shareholders that are participants in the Fund's dividend reinvestment plan are generally automatically reinvested in common shares. As a result, shareholders that do not participate in the dividend reinvestment plan may experience dilution over time to the extent participants in the plan receive such common shares at a price below net asset value.

Closed-end structure; market discount from net asset value risk

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as "trading at a discount". This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund's total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell the Fund's common shares, whether an investor will realize gains or losses upon the sale of the Fund's common shares will depend entirely upon whether the market price of the Fund's common shares at the time of sale is above or below the investor's purchase price for the Fund's common shares. Because the market price of the Fund's common shares will be determined by factors such as relative supply of and demand for the Fund's common shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Fund's common shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the Fund's common shares, however, is expected to be reduced immediately following the initial public offering as a result of the payment of offering costs. As with any security, complete loss of investment is possible.

Takeover provisions risk

The Fund's charter and bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund's charter classifies the Fund's directors into three classes, serving staggered three-year terms, effective upon completion of this offering, and authorizes the Board of Directors to authorize the Fund to issue additional common shares. The Board of Directors also may classify or reclassify any unissued common shares into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly classified or reclassified shares. The Board of Directors may, without any action by the Fund's shareholders, amend the Fund's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue. The Fund's bylaws require shareholders who wish to nominate individuals for election as directors or propose other business at meetings of shareholders to satisfy various requirements in order to do so, including a requirement to provide advance notice of such nomination or other business within the time period specified in the bylaws accompanied by the information and other specified materials. The bylaws also require that such information be updated.

Additional risks

See "Risk Factors" beginning on page 47 of this prospectus for additional risks relating to an investment in the Fund, including:

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structured notes risk;

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swap agreements risk;

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swaptions risk;

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credit linked securities risk;

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risks associated with investments in equity securities incidental to investments in Senior Loans;

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short sales risk;

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warrants risk;

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lender liability risk;

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non-U.S. securities risk;

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foreign currency risk;

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repurchase agreements and reverse repurchase agreements risk;

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U.S. government debt securities risk;

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valuation risk;

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risk of failure to qualify as a RIC; and

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risk of recognition of "phantom" income.

LISTING OF SHARES

It is anticipated that the Fund's common shares will be approved for listing on the New York Stock Exchange ("NYSE"), subject to notice of issuance, under the ticker symbol "ARDC" and will be required to meet the NYSE's listing requirements.

BOARD OF DIRECTORS

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors of the Fund performs the various duties imposed on the directors of investment companies by the Investment Company Act and Maryland law. The directors of the Fund are divided into three classes, serving staggered three-year terms. Pursuant to an election in the Fund's charter that will become effective upon the completion of this offering, any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by shareholders.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 200 Clarendon Street, 16th floor, Boston, Massachusetts, 02116 will serve as the administrator of the Fund. Under the Administration Agreement between State Street and the Fund, State Street will provide certain administrative services necessary for the operation of the Fund, including maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street will receive an estimated monthly fee of approximately $10,274 for the provision of administrative services; however, this fee could vary depending on, among other things, the total amount of assets of the Fund, the amount and type of leverage used by the Fund and the types of transactions in which the Fund engages.

DISTRIBUTIONS

Commencing with the Fund's initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common shareholders. The Fund expects to declare the initial monthly dividend on the Fund's common shares within approximately 45 to 60 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually.

If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the Fund's common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized. The Board of Directors may elect to change the Fund's distribution policy at any time.

Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio and default rates, the amount of leverage utilized by the Fund, if any, and any use of hedging activities by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular monthly period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that monthly period. Undistributed income will add to the Fund's net asset value (and indirectly benefits the Adviser by increasing its fees) and, correspondingly, distributions from undistributed income will reduce the Fund's net asset value.

The distributions for any full or partial year might not be made in equal amounts, and any one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each fiscal year if necessary to maintain the Fund's tax treatment as a RIC and/or avoid the imposition of tax on the Fund. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Board of Directors may elect to change the Fund's distribution policy at any time.

The Fund has adopted a dividend reinvestment plan that allows for reinvestment of dividend distributions on behalf of shareholders. As a result, if the Board of Directors authorizes, and the Fund declares, a cash dividend, then shareholders who have not "opted out" of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional common shares, rather than receiving the cash dividends.

CUSTODIAN AND TRANSFER AGENT SERVICES

The custodian of the assets of the Fund will be State Street located at 200 Clarendon Street, 16th floor, Boston, Massachusetts 02116. The custodian will perform custodial, fund accounting and portfolio accounting services. State Street, located at 200 Clarendon Street, 16th floor, Boston, Massachusetts 02116, will serve as the Fund's transfer agent and dividend paying agent with respect to the common shares.

INVESTOR SUPPORT SERVICES

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's Common Shares, and with the closed-end fund analyst community regarding the Fund on a regular basis, and developing and maintaining a website for the Fund. The Fund will pay Destra an estimated monthly fee of $42,883 for such services in the first year of its operation, and will pay Destra an estimated $35,736 for such services thereafter.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP will serve as the Fund's independent registered public accounting firm. The address of Ernst & Young LLP is 725 South Figueroa Street, Los Angeles, CA 90017.

TAX CONSIDERATIONS

The Fund intends to elect to be treated as a RIC for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and realized gains, if any, to its shareholders at least annually. Shareholders should refer to the "Material U.S. Federal Income Tax Considerations" section of this prospectus for additional information on certain U.S. federal income tax consequences of an investment in the Fund. Shareholders should consult their own tax advisors on any potential U.S. federal, state, local and foreign income tax consequences of an investment in the Fund.

Summary of Fund expenses

The following table is intended to assist you in understanding the costs and expenses that an investor in the Fund's common shares will bear, directly or indirectly. Shareholders should understand that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's annual operations and assume that the Fund issues approximately 15,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Fund's common shares, which could adversely impact the investment performance of the Fund. The following table also assumes the Fund incurs indebtedness with an aggregate principal amount approximately equal to 33% of the Fund's Managed Assets (after the leverage is incurred) and shows Fund expenses as a percentage of net assets attributable to the Fund's common shares. It is contemplated that the Fund will enter into a credit agreement after the closing of the initial public offering of the Fund's common shares and that borrowings under such credit agreement will provide the planned leverage initially.

Shareholder Transaction Expenses
Sales Load (as a percentage of common share offering price)	4.50%
Offering Expenses borne by the Fund (as a percentage of common share offering price)(1)	0.20%
Dividend Reinvestment Plan Fees(2)	None

Percentage of net assets attributable to common shares(3)(4)

Annual Expenses
Advisory Fees(5)	1.50%
Interest Payments on Borrowed Funds	0.74%
Other Expenses(6)	0.49%
Total Annual Expenses	2.73%

(1)
The Adviser or an affiliate of the Adviser has agreed to pay all of the Fund's organizational expenses. The Adviser or an affiliate of the Adviser has agreed to pay all offering costs (other than sales loads) of the Fund in excess of $0.04 per share. Based on an estimated offering size of $300,000,000 (approximately 15,000,000 common shares), the Fund would pay a maximum of $600,000 of offering costs and the Adviser would pay all offering costs in excess of $600,000. The Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to each of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., RBC Capital Markets, LLC and Stifel, Nicolaus & Company Incorporated. The Adviser (and not the Fund) may pay certain other qualifying underwriters structuring fees or additional compensation in connection with the offering. The Adviser (and not the Fund) has agreed to pay Destra Capital Investments LLC ("Destra") for distribution assistance in connection with the offering. The structuring fees, and the distribution assistance fees that are to be paid to Destra referenced in this footnote, are not reflected in the sales load. See "Underwriting."

(2)
The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. You may be required to pay brokerage commissions in connection with the reinvestment of dividends and distributions. See "Dividend Reinvestment Plan".

(3)
For purposes of this table, the Fund has assumed that the Fund has incurred indebtedness in an aggregate amount of 33% of its Managed Assets (after the incurrence of such indebtedness).

(4)
The table presented below in this footnote sets forth the estimate of what the Fund's expected annual expenses would be stated as percentages of the Fund's net assets attributable to the Fund's common shares, assuming that the Fund is the

Summary of Fund expenses

  same size as in the table above but that no leverage is incurred. In accordance with these assumptions, the Fund's expected expenses would be estimated to be as follows:

Percentage of net assets attributable to common shares (assumes no leverage incurred)

Annual Expenses
Advisory Fees	1.00%
Other Expenses	0.41%
Total Annual Expenses	1.41%
(5)
The Adviser will receive a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's Managed Assets. The Adviser may elect from time to time, in its sole discretion, to waive its right to reimbursement of certain costs after the Fund's second fiscal year or its receipt of the advisory fee. If the Adviser elects to waive a portion of its reimbursement or advisory fee, such action may have a positive effect on the Fund's performance or yield. The Adviser is under no obligation to waive its fees or rights to reimbursement, may elect not to do so, or may cease any such waiver periodically.

(6)
Other Expenses have been estimated based on estimated asset levels and expenses for the Fund's first full year of operations. These amounts include estimated payments of approximately $514,594 by the Fund to Destra under an Investor Support Services Agreement between the Fund and Destra.

EXAMPLE

While the example assumes a 5% annual return, the Fund's performance will vary and may result in a return greater or less than 5%. An investor would pay the following expenses (including the sales load of $45 and estimated offering expenses of this offering of $2 on a $1,000 investment) assuming an estimated offering size of $300,000,000 (15,000,000 common shares), total annual expenses of 2.73% and a 5% annual return throughout the periods.

	1 year	3 year	5 year	10 year

Total Expenses Incurred	$74	$129	$186	$342

If interest paid on indebtedness is not included, the total expenses incurred for 1, 3, 5 and 10 years will be $61, $90, $121 and $209, respectively.

This Example and the expenses in the table above should not be considered a representation of future Fund expenses; actual expenses may be greater or less than those shown. The example assumes reinvestment of all dividends and distributions at net asset value.

The Fund

Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, non-diversified management investment company. The Fund was incorporated on March 14, 2011. The Fund's principal office, including its office for service of process, is located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067. Ares Capital Management II LLC (the "Adviser") serves as the investment adviser to the Fund.

Who may wish to invest

The Fund may be an appropriate investment for:

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Long-term investors seeking attractive total return, primarily through current income and, secondarily, capital appreciation.

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Fixed income investors seeking investment in a fixed income portfolio initially managed to seek short to moderate portfolio duration in light of market conditions.

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Investors who believe interest rates and inflation may rise in the future and want the benefits that floating rate fixed income investments may offer.

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Investors seeking access to the investment acumen of the Adviser and its affiliates.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

Use of proceeds

The net proceeds of this offering of common shares will be approximately $             ($             if the Underwriters exercise the overallotment option in full) after payment of offering expenses. The Adviser or an affiliate has agreed to pay all of the Fund's organizational expenses. The Adviser or an affiliate of the Adviser has agreed to pay all offering costs (other than sales loads) of the Fund in excess of $0.04 per share. In general, the Fund intends to use the net proceeds of this offering to seek its investment objective and for other general corporate purposes, which may include the payment of Fund expenses. The Fund will invest the net proceeds of this offering in accordance with the Fund's investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of this offering in securities that meet the Fund's investment parameters within approximately three months after the completion of this offering. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund's performance and its return to shareholders.

The Fund's investments

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

The Fund's investment objective may be changed by the board of directors of the Fund (the "Board of Directors" or the "Board") on 60 days' prior written notice to shareholders.

INVESTMENT STRATEGIES

The Fund will seek to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) secured loans ("Senior Loans") made to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are expected to be primarily high yield issues rated below investment grade, and (iii) debt securities issued by entities commonly referred to, and referred to herein, as collateralized loan obligations ("CLOs", and such debt securities, "CLO Debt Securities").

Under normal market conditions, at least 80% of the Fund's Managed Assets (as defined below) will be invested in (i) Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and (ii) Corporate Bonds. Under normal market conditions, the Fund expects to invest up to 20% of its Managed Assets (as defined below) in CLO Debt Securities. The underlying obligations collateralizing such CLO Debt Securities will principally be Senior Loans, diversified by industry and borrower. The Fund will invest only in CLO Debt Securities rated investment grade at the time of the Fund's investment. Though, if any CLO Debt Security held by the Fund is downgraded to a below investment grade rating, the Fund may exchange such CLO Debt Security for another CLO Debt Security that is rated below investment grade.

"Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

The Adviser will seek to implement the Fund's investment strategy through the application of several techniques, including: (i) investing in a diversified portfolio of loans and other debt investments across a broad range of industries with varying characteristics and return profiles; (ii) adhering to the established credit underwriting processes of Ares Management LLC, an affiliate of the Adviser, and doing substantial pre-investment credit analysis, utilizing publicly available credit and industry information as well as other information about the borrowers and issuers; (iii) monitoring the credit quality of the obligors in the Fund's investments and, as appropriate, on a risk adjusted return basis, selling investments in underperforming issuers; and (iv) holding cash and engaging in derivative credit and interest rate hedges. The Adviser will dynamically manage the allocation of the Fund's capital among the various targeted credit markets in order to adjust the interest rate and credit risk of the Fund's investment.

Senior loans

Senior Loans generally hold a first lien priority and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate ("LIBOR"), plus a spread. Senior Loans are typically made to U.S. and, to a lesser extent, non-U.S. corporations, partnerships, limited liability companies and other business entities (together with issuers

The Fund's investments

of Corporate Bonds and other debt securities, "Borrowers") which operate in various industries and geographical regions. Borrowers may obtain Senior Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Senior Loans rated below investment grade are sometimes referred to as "leveraged loans". The Fund may invest in Senior Loans through assignments of or, to a lesser extent, participations in Senior Loans. The Fund may utilize various types of derivative instruments, including total return swaps for the purpose of gaining exposure to Senior Loans.

Corporate bonds

An issuer of Corporate Bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by investors' perceptions of the creditworthiness of the issuer, the issuer's performance and perceptions of the issuer in the market place. There is a risk that the issuers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may also seek to gain exposure to Corporate Bonds by investing in swaps, including single name credit default swaps, total return swaps, reverse repurchase agreements and other similar transactions as described below.

CLO debt securities

A CLO generally holds a portfolio consisting principally (typically, 80% or more of its assets) of loan obligations and was created to reapportion the risk and return characteristics of its portfolio of underlying assets. The CLO securitizes payment claims arising out of its portfolio of underlying assets and issues debt securities with payment characteristics linked to the underlying assets. The redemption of the securities issued by the CLO typically occurs from the cash flow generated by the portfolio of underlying assets. The vast majority of CLOs are actively managed by an independent investment manager.

The Fund expects initially to invest in CLO Debt Securities rated investment grade at the time of Fund's investment issued by CLOs that principally hold Senior Loans, diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) Subordinated Loans, (ii) debt securities of other CLOs, and (iii) equity securities incidental to investments in Senior Loans. The cash flows on the underlying obligations will primarily determine the payments to holders of CLO Debt Securities. CLO Debt Securities typically have floating interest rates. CLOs issue debt securities in tranches with different payment characteristics and different credit ratings. The tranches of CLO Debt Securities senior to the "residual" or lowest tranche (called the "rated tranches") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. Residual tranches are the most junior tranches and do not receive ratings. The Fund will not invest in residual tranches of CLO Debt Securities and will invest only in tranches of CLO Debt Securities rated investment grade at the time of the Fund's investment.

Subordinated loans

The Fund may also invest in subordinated loans ("Subordinated Loans"). Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.

The Fund's investments

Denominations

The Fund may invest in U.S. dollar and non-U.S. dollar denominated loans and securities of Borrowers located anywhere in the world, and of Borrowers that operate in any industry.

Credit rating

Senior Loans, Corporate Bonds and other instruments considered below investment grade are those that, at the time of investment, are rated "Ba1" or lower by Moody's Investors Service, Inc. ("Moody's"), "BB+" or lower by Standard & Poor's Corporation Ratings Group ("S&P") or "BB+" or lower by Fitch Ratings, Inc. ("Fitch"), or, if unrated, are judged by the Adviser to be of comparable credit quality. Senior Loans rated below investment grade are sometimes referred to as "leveraged loans". In addition, the Corporate Bonds in which the Fund invests are expected to be primarily rated below investment grade. Corporate Bonds rated below investment grade are commonly referred to as "high yield" securities and regarded as having predominately speculative characteristics with respect to an issuer's capacity to pay interest and repay principal. Although many of the Fund's investments may consist of securities and other instruments rated below investment grade, the Fund reserves the right to invest in debt securities and loans of any credit rating.

Maturity and duration

The Fund may invest in debt securities of any maturity, including perpetual securities, and does not manage its portfolio seeking to maintain a targeted dollar-weighted average maturity level. While the Fund may invest in securities of any duration, the Fund initially will seek to manage its portfolio to a short to moderate duration of approximately three months to five years. While the Fund generally expects its portfolio to have a duration within this range under normal market conditions, the duration of the portfolio may at any time be outside of this range depending on market conditions. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets to seek the targeted duration of the Fund's portfolio in light of market conditions. In comparison to maturity (which is the date on which the issuer of a debt security or a borrower of a loan is obligated to repay the principal amount), duration is a measure of the price volatility of a debt security or loan as a result of changes in market interest rates, based on the weighted average timing of the security's or loan's expected principal and interest payments. Duration is expressed as a number of years but differs from maturity in that it considers a security's or loan's yield, coupon payments, principal payments and call features in addition to the amount of time until the security or loan matures. As the value of a security or loan changes over time, so will its duration. Prices of securities or loans with longer durations tend to be more sensitive to interest rate changes than securities or loans with shorter durations. There can be no assurance that the Fund's duration management strategies will be successful in helping the Fund to achieve its investment objectives.

INVESTMENT PROCESS

The Adviser is an affiliate of Ares Management LLC ("Ares"). In making its investment decisions, the Adviser has adopted Ares' long-standing, consistent credit-based investment approach that was developed over 20 years ago by its founders. Specifically, the Adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, the Adviser's approach seeks to reduce risk as further described below.

The Fund's investments

The Adviser will dynamically manage the Fund's portfolio by allocating the portfolio among investments in the various targeted credit markets in a manner that seeks to manage interest rate and credit risk and the duration of the Fund's portfolio. The term "dynamically manage" refers to the method of investment allocation that the Adviser will use to manage the Fund's assets and according to which the Adviser will evaluate and adjust, based on its analysis of the then current market environment and outlook, the Fund's portfolio of Senior Loans, Corporate Bonds, CLO Debt Securities and other permitted investments. The Adviser will seek to implement this dynamic allocation strategy with the intention of responding to changing market conditions and achieving attractive risk-adjusted returns throughout the credit cycle. The Adviser believes that as market conditions change, so should the Fund's investment allocations. In addition, the Adviser may allocate portions of the Fund's portfolio to investments that it believes to be pre-disposed to positive event risk or to have attractive relative value characteristics given then current market conditions. The Adviser believes that reallocating investments in this way will opportunistically emphasize those investments and categories of investments best suited to the then current market environment and outlook. There can be no assurance that the Adviser will seek to allocate the Fund's investments in any particular manner or that the Fund will be able to structure its investment portfolio as desired in any given market environment.

The Adviser's investment process is rigorous, proactive and continuous. Close monitoring of each investment in the portfolio provides foresight for making buy, sell and hold decisions. The Adviser utilizes what it believes to be a conservative approach that focuses on credit fundamentals, collateral coverage, structural seniority and relative value. The Adviser may also employ sector analysis to assess industry trends and characteristics that may impact a Borrower's potential future ability to generate cash, as well as profitability, asset values, financial needs and potential liabilities. The Adviser takes a disciplined approach to its credit investment selection process in which the criteria used by the Adviser in credit selection may include an evaluation of whether a loan or debt security is adequately collateralized or over-collateralized and whether it is covered by sufficient earnings and cash flow to service the Borrower's indebtedness on a timely basis. The Adviser takes into consideration the credit ratings of borrowers in evaluating potential investments, but credit ratings are generally not the primary or determinative factor in the investment selection process. The Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles.

When identifying prospective investment opportunities, the Adviser currently intends to focus primarily on the following attributes:

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Strong franchises and sustainable competitive advantage.    When identifying potential investment opportunities, the Adviser favors well-established companies with strong franchises and sustainable competitive advantages. The Adviser intends to invest in Borrowers that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and revenues to service their obligations in a range of economic environments. The Adviser will seek Borrowers that it believes possess advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors.

–>
Investing in stable Borrowers with cash flows that are dependable and predictable.    The Adviser intends to invest in Borrowers it believes to be stable and well established with cash flows that are dependable and predictable. The Adviser believes these attributes evidence Borrowers that may be well positioned to maintain consistent cash flow to service and repay their obligations and maintain growth in their businesses or market share. The Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although the Fund is permitted to do so.

The Fund's investments

–>
Management teams with demonstrated track records and economic incentive.    The Adviser intends to focus on investments in which the Borrower has an experienced management team with an established track record of success and economic incentives to succeed.

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Investments in industries with positive long-term dynamics.    The Adviser will seek to invest the Fund's assets broadly among Borrowers and industries with positive long-term dynamics, thereby potentially reducing the risk that a downturn in any one company or industry will have a disproportionate effect on the value of the Fund's portfolio.

–>
Rates of return commensurate with the perceived risks.    The Adviser and its affiliates have extensive experience investing in a wide variety of securities for leveraged companies with a diverse set of terms and conditions. The Fund believes this approach and experience enables the Adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so the Fund can make investments consistent with its stated investment objective while seeking appropriate risk adjusted returns.

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Securities or investments that are structured with protective terms and covenants.    The Adviser will seek investments that seek to permit the Borrower to operate its business while balancing the need to assure repayment of the Fund's investment through protective terms and covenants.

In managing the Fund's portfolio, the Adviser will engage in regular and periodic monitoring of credit risk with a goal toward the early identification, and sale, of Senior Loans, Corporate Bonds and other investments with potential credit problems. This monitoring process may include reviewing (i) a Borrower's financial resources and operating history; (ii) a comparison of a Borrower's current operating results with the Adviser's initial investment thesis for the investment and initial expectations for the performance of the obligation; (iii) a Borrower's sensitivity to economic conditions; (iv) the performance of a Borrower's management; (v) a Borrower's debt maturities and borrowing requirements; (vi) a Borrower's interest and asset coverage; and (vii) the relative value of an investment based on a Borrower's anticipated cash flow or where other comparable assets are trading in the market.

Similar to its investment in Senior Loans and other debt investments, the Adviser adheres to a disciplined approach with respect to the Fund's investments in CLO Debt Securities. The Adviser will seek to select investment grade rated CLO Debt Securities which are well structured and collateralized by portfolios of primarily Senior Loans that the Adviser believes to be of sufficient quality, diversity and amount to support the structure and fully collateralize the tranche purchased by the Fund. Likewise, the Adviser will evaluate the creditworthiness of counterparties and the investment characteristics of reference assets when causing the Fund to enter into other types of structured products, such as swaps or other derivative transactions.

The Adviser expects to gain exposure to Borrowers across a broad range of industries and of varying characteristics and return profiles, as well as active management of such investments in light of current economic developments and trends. The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's use of leverage, if any, begins (or is expected) to adversely affect common shareholders. In order to attempt to offset such a negative effect of leverage on common shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term securities), may reduce its indebtedness or unwind other leveraged transactions or may engage in interest rate hedging arrangements.

To the extent Senior Loans have a floating or variable rate feature, investment in these types of Senior Loans may allow the Fund to have less significant interest rate-related fluctuations in its net asset value

The Fund's investments

per share than investment companies investing primarily in fixed income securities (other than money market funds and short term bond funds). When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Although the income available to the Fund will vary, the Adviser expects that acquiring interests in floating rate Senior Loans may help to minimize fluctuations in net asset value of the Fund resulting from changes in market interest rates. Because floating or variable rates on Senior Loans reset periodically, however, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's net asset value. A significant decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage if leverage is utilized. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.

TEMPORARY DEFENSIVE INVESTMENTS

For temporary defensive purposes or in order to reduce the Fund's leverage exposure or to keep the Fund's cash fully invested, including during the period when the net proceeds of the offering of common shares are being invested, or at other times deemed appropriate by the Adviser, the Fund may deviate from its investment strategies and objective. During such periods, the Fund may invest all or a portion of its Managed Assets in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. Government agencies or instrumentalities; non-U.S. Government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers' acceptances; bank time deposits; shares of money market funds; credit-linked notes or repurchase agreements with respect to any of the foregoing. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such strategies will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

PORTFOLIO COMPOSITION

Under normal circumstances, the Fund's portfolio is expected to be comprised principally of the following types of investments:

Senior Loans

Senior Loans generally hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and holders of equity of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral (subject to typical exceptions), including but not limited to (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist

The Fund's investments

of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). In a typical Senior Loan, an administrative agent (the "Agent") administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Additionally, the Fund normally will rely on the Agent and the other loan investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. Any secondary market for Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. A limited supply or relative illiquidity of Senior Loans may adversely affect the Fund's yield.

The Fund's investments

Although not initially a principal investment strategy, the Fund may purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such distressed investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Direct Assignments.    The Fund generally will seek to purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the Loan Agreement of the assigning lender and becomes a lender under the Loan Agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations.    To a lesser extent than direct assignments, the Fund may transact in participations in Senior Loans. The participation by the Fund in a lender's portion of a Senior Loan typically will result in the Fund's having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. In the event of the insolvency of the entity selling a participation, the Fund may be treated as a general creditor of such entity. The selling entity and other persons interpositioned between such entity and the Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in these industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee's monetary policy, governmental regulations concerning these industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Prefunded Letter of Credit Loans.    The Fund may transact in participations in prefunded letter of credit loans (a "Prefunded L/C Loan"). A Prefunded L/C Loan is a facility created by the Borrower in conjunction with the agent bank as issuer of a loan, and the Prefunded L/C Loan is backed by letters of credit (each letter, an "L/C"). Each participant in a Prefunded L/C Loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a Prefunded L/C Loan lender's obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent

The Fund's investments

bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which is paid to the Borrower. Generally, the Borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds are returned to the lender upon termination of the Prefunded L/C Loan (and upon satisfaction of all obligations). Under the terms of the Prefunded L/C Loan agreement, a lender often may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the Prefunded L/C Loan agreement.

When the Borrower needs funds, it may draw against the Prefunded L/C Loan and the agent bank makes payment to the Borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the Borrower draws against the Prefunded L/C Loan facility. The Prefunded L/C Loan can be structured from the standpoint of the Borrower as either (i) a revolving credit facility, where the Borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan or (ii) a delayed draw term loan where the Borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

When the Fund purchases a participation in a Prefunded L/C Loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the Borrower to support trade or other financing. The Fund typically receives interest on the cash collateral account equal to LIBOR. Participations by the Fund in a Prefunded L/C Loan typically will result in the Fund's having a contractual relationship only with the agent bank, not with the Borrower. As a result, the Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the Borrower. In connection with purchasing the participation in a Prefunded L/C Loan, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Prefunded L/C Loan. As a result, the Fund may assume the credit risk of both the Borrower and the agent bank selling the participation in a Prefunded L/C Loan. In the event of the insolvency of the agent bank selling a participation in a Prefunded L/C Loan, the Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Corporate Bonds

The Fund may invest in Corporate Bonds. The investment return of Corporate Bonds reflects interest paid on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of these securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Collateralized Loan Obligations

A CLO generally is an entity that holds a portfolio consisting principally (typically, 80% or more of its assets) of loan obligations and that was created to reapportion the risk and return characteristics of its portfolio of underlying assets. The CLO securitizes payment claims arising out of its portfolio of

The Fund's investments

underlying assets and issues debt securities with payment characteristics linked to the underlying assets. The redemption of the securities issued by the CLO typically occurs from the cash flow generated by the portfolio of underlying assets. The vast majority of CLOs are actively managed by an independent investment manager.

The Fund will only invest in CLO Debt Securities rated investment grade at the time of the Fund's investment issued by CLOs that principally hold Senior Loans, diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) Subordinated Loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in Senior Loans.

CLOs issue debt securities in tranches with different payment characteristics and different credit ratings. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several tranches of CLO Debt Securities. The rated tranches of CLOs are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. Residual tranches are the most junior tranches and do not receive ratings. The transaction documents relating to the issuance of CLO Debt Securities impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements.

CLO Debt Securities are generally limited recourse obligations of the CLO payable solely from the underlying assets of the CLO or the proceeds thereof. Consequently, holders of CLO Debt Securities must rely solely on distributions on the underlying assets or proceeds thereof for payment in respect thereof. The cash flows generated by the underlying obligations held in a CLO's portfolio will generally determine the interest payments on CLO Debt Securities. Payments to holders of tranched CLO Debt Securities are made in sequential order of priority. The Fund will not invest in residual tranches of CLO Debt Securities and will invest only in tranches of CLO Debt Securities that are rated investment grade at the time of the Fund's investment.

Subordinated Loans

The Fund may invest in Subordinated Loans. Because Subordinated Loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Subordinated Loans, which would create greater credit risk exposure for the holders of such loans. Subordinated Loans share the same risks as other below investment grade instruments.

Distressed and defaulted debt

Although not initially a principal investment strategy, the Fund may invest in securities, loans or other debt instruments purchased in the secondary market, that are the subject of bankruptcy proceedings or are otherwise in default or at risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund ("Distressed Debt"). Investment in Distressed Debt is speculative and involves significant risks.

The Fund's investments

Equity securities

From time to time, the Fund may invest in or hold shares of common stock and other equity securities incident to the purchase or ownership of a Senior Loan, Corporate Bond or other debt instruments or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. In addition, the Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so. The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund's investment objective of seeking current income. Equity securities held by the Fund may be illiquid.

Short sales

The Fund may, from time to time, engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower's assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the

The Fund's investments

values of many debt securities. The values of warrants may be more volatile than those of Senior Loans or Corporate Bonds and this may increase the volatility of the Fund's net asset value ("NAV") of the Common Shares.

Non-U.S. securities

The Fund may invest in non-U.S. securities. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign financial markets than in the United States and, at times, greater price volatility than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks if it invests in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may trade on days when the Fund's common shares are not traded on the NYSE, the market value or net asset value of the Fund's common shares can change at times when the Fund's common shares cannot be sold.

Foreign currency transactions

The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund is not required to hedge its currency exposure, if any, and may choose not to do so. The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be noted that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Rather, it simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the

The Fund's investments

value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

Derivatives

The Fund may use instruments referred to as derivative securities ("Derivatives"). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may or may not use Derivatives for hedging purposes, as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a Derivative for speculative purposes, which it initially does not intend to do, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. The use of Derivatives may involve substantial leverage.

Swap Agreements.    The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). The "notional amount" of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement generally will be equal only to the "net amount" to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked-to-market daily, to avoid potential leveraging.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund (including a "basket" of securities representing an index). The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six

The Fund's investments

months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

The Fund may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprised by a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of the total return on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase the actual securities or other instruments underlying the swap. Similar to interest rate swaps, the cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

Swaptions.    The Fund, to the extent permitted under applicable law, may enter into "swaptions", which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit-linked Securities.    Among the income producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a Derivative instrument or basket of Derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Indexed and Inverse Floating Rate Securities.    The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. To the extent the Fund invests in these types of securities, the Fund's return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease.

Repurchase agreements and reverse repurchase agreements

Subject to its investment objective and policies, the Fund may invest in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the

The Fund's investments

counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "triparty" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements may be subject to the Fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

SEGREGATION AND COVER REQUIREMENTS

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC- or staff-approved measures, to "cover" open positions with respect to certain kinds of Derivatives and certain other portfolio transactions that could be considered "senior securities" as defined in Section 18(g) of the Investment Company Act. With respect to certain Derivatives that are contractually required to cash settle, for example, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in the Fund's maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

PORTFOLIO TURNOVER

Although the Fund does not expect to incur portfolio turnover at a rate of more than 100% in any fiscal year, it is possible that the portfolio turnover rate may exceed 100% in any fiscal year. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. A high portfolio turnover rate generally results in greater transaction costs, which are borne directly by the Fund, and may also have certain adverse tax consequences for shareholders.

Leverage

The Fund currently anticipates utilizing leverage to seek to enhance the level of its current distributions to holders of shares of its common stock. The Fund may engage in leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund expects to initially incur leverage in an aggregate amount of approximately 33% of the Fund's Managed Assets (after the leverage is incurred) and 50% of the Fund's net assets (after the leverage is incurred) by entering into a credit agreement after the closing of the offering of common shares. As used in this prospectus, "net assets" are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of the Fund's portfolio investments and other assets. As discussed further below, the Fund's ability to use leverage will be limited by the Investment Company Act and any agreements on debt limitations or asset coverage requirements imposed on the Fund by its lenders or necessary to obtaining ratings on any preferred stock or debt issued by the Fund. The Fund may borrow funds from banks and other financial institutions and it may also issue preferred shares and/or notes or other forms of indebtedness. The Fund may also gain leverage synthetically through swaps and other Derivatives. To the extent that the Fund segregates assets against or covers such positions in accordance with interpretations of the staff of the SEC, the Fund's obligations under such transactions will not be considered senior securities representing indebtedness under the Investment Company Act and will not be included in calculating the aggregate amount of leverage for purposes of the 33% policy set forth above.

The use of borrowings or Derivatives or issuance of preferred shares to leverage the common shares can create risks, including increased variability of the Fund's net income, distributions and/or net asset value in relation to market changes. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, will be borne entirely by common shareholders. All costs and expenses related to any form of leverage used by the Fund will be borne entirely by common shareholders. Increases and decreases in the value of the Fund's portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). To the extent that the Fund makes investments in Senior Loans or other debt instruments that provide a LIBOR floor that helps protect the Fund's income in falling or flat-rate environments, the Fund will not realize additional income if rates increase to levels below the LIBOR floor but the Fund's cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. During periods when the Fund is using leverage, if any, the fees paid to the Adviser for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage. In such case, the Adviser may have a financial incentive to increase the Fund's use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser are borne exclusively by common shareholders. It is expected that preferred shareholders, noteholders and any lenders to the Fund will not bear any expenses of the Fund. The Fund's leveraging strategy, if utilized, may not be successful.

CREDIT FACILITY

The Fund may seek to arrange a floating rate credit facility (the "Credit Facility") with one or more banks or other financial institutions pursuant to which the Fund would be entitled to borrow funds from time to time in accordance with the terms of the Credit Facility. Any such borrowings, as well as the issuance of notes or other forms of indebtedness, would constitute financial leverage and would be subject to the 300% asset coverage requirements imposed by the Investment Company Act described above with respect to the amount of the borrowings and the Fund's ability to declare dividends and distributions or purchase its capital stock. The Fund may choose not to enter into a Credit Facility.

Leverage

The Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Fund expects that a Credit Facility would contain customary covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the Investment Company Act. The Fund may be required to pledge some or all of its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any Credit Facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a Credit Facility, or, if it does, that the Fund would receive terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, the Credit Facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

PREFERRED SHARES AND NOTES

The Fund may engage in leverage through the issuance of preferred shares and/or notes or other forms of indebtedness. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term "asset coverage" for this purpose means the ratio of (a) the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, to (b) the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares or purchase its common shares unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio of (a) the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, to (b) the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund is not permitted to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The Investment Company Act contains an exception, however, that permits dividends to be declared upon any preferred stock issued by the Fund if the Fund's indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend.

In addition, as a condition to obtaining financing or, if applicable, ratings on the preferred shares and/or notes or other forms of indebtedness, the terms of any preferred shares and/or notes or other forms of indebtedness issued would be expected to include asset coverage maintenance provisions that would require a reduction of indebtedness or the redemption of the preferred shares and/or notes or other forms of indebtedness in the event of non-compliance by the Fund and might also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet such redemption requirements, the Fund might have to liquidate portfolio securities. These liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs

Leverage

and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair the Fund's ability to qualify as a RIC under the Code.

If the Fund has preferred shares outstanding, two of the Fund's directors will be elected by the holders of preferred shares voting separately as a class. The remaining directors of the Fund will be elected by common shareholders and preferred shareholders voting together as a single class. In the event dividends on the preferred shares are unpaid in an amount equal to two full years' dividends on such securities, holders of preferred shares would be entitled to elect a majority of the directors of the Fund (subject to any prior rights of debt holders) and continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Additionally, the holders of preferred shares would have separate voting rights for certain matters pursuant to the Investment Company Act and the terms of the preferred shares.

If the Fund issues preferred shares and/or notes or other forms of indebtedness, it may be subject to certain restrictions imposed by guidelines of one or more ratings agencies that may issue ratings for preferred shares issued by the Fund, or may be subject to covenants or other restrictions imposed by its lenders. These guidelines would be expected to impose asset coverage or portfolio composition requirements that would be more stringent than those imposed on the Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

TEMPORARY BORROWINGS

The Fund may borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on the return to a common shareholder, assuming hypothetical annual investment portfolio total returns, net of expenses (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. Actual returns may be greater or less than those appearing in the table. The table further reflects leverage representing, in the aggregate, 33% of the Fund's total assets, net of expenses, and the Fund's currently projected interest rate of 1.48% on its indebtedness including a portion of upfront fees. The Fund's common shares must experience an annual return of 0.74% in order to cover the rate of annual dividend and/or interest payments on indebtedness, if any. As the table shows, the total leverage generally increases the return to common shareholders when portfolio return is positive or greater than the cost of leverage and decreases when the portfolio total return is negative or less than the cost of leverage. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns that may be experienced by the Fund.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(15.74)%	(8.24)%	(0.74)%	6.76%	14.26%

Common share total return is comprised of two elements—the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

Leverage

If the Fund uses leverage, the amount of fees paid to the Adviser for investment advisory services will be higher than if the Fund does not use leverage because the Fees paid are calculated on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to use leverage, which creates a conflict of interest between the Adviser and the common shareholders as only the common shareholders would bear the fees and expenses incurred through the Fund's use of leverage.

Risk factors

An investment in the Fund's common shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the Fund's common shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of common shareholders to reinvest dividends. If any of the risks discussed in this prospectus occurs, the Fund's results of operations could be materially and adversely affected. If this were to happen, the price of the Fund's common shares could decline significantly and you could lose all or a part of your investment.

GENERAL

Investing in the Fund's common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund's investments decreases. The value of your common shares also will be affected by the Fund's ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

PRINCIPAL RISKS RELATING TO FUND INVESTMENTS

Investment and market risk

An investment in the Fund's common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund's common shares represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, as evidenced by the global economic downturn, the secondary markets for Senior Loans, Corporate Bonds and investments with similar economic characteristics (such as second lien loans and unsecured loans) can experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the Fund's common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund anticipates using leverage, which will magnify the Fund's risks and, in turn, the risks to the Fund's common shareholders.

Risk factors

Senior Loans risk

The Senior Loans in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments, although Senior Loans are senior and typically secured in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the Borrowers. Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor's existing secured indebtedness, such as existing Senior Loans or secured Corporate Bonds.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act, and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean

Risk factors

that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the Fund's net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund's net asset value.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund expects to acquire Senior Loans primarily through assignments and, to a lesser extent, through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation and (ii) both the Borrower and the institution selling the participation will be considered issuers for purposes of the Fund's investment restriction concerning industry concentration. See "Investment Restrictions". Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the Borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Subordinated Loans risk

Although the Fund does not initially expect Subordinated Loans to be a significant component of its portfolio, it may invest in such instruments from time to time. Subordinated Loans generally are

Risk factors

subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bond risk

The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by factors directly related to the issuer, such as investors' perceptions of the creditworthiness of the issuer, the issuer's financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer's capital structure and use of financial leverage and demand for the issuer's goods and services. Certain risks associated with investments in Corporate Bonds are described elsewhere in this Prospectus in further detail, including under "Credit Risk", "Prepayment Risk" and "Inflation/Deflation Risk". There is a risk that the issuers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund expects to invest primarily in Corporate Bonds that are high yield issues rated below investment grade. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse issuer-specific developments. High yield Corporate Bonds are subject to the risks described below under "Below Investment Grade Rating Risk."

CLO Debt Securities risk

The Fund expects initially to invest in tranches of CLO Debt Securities rated investment grade at the time of the Fund's investment. The Fund will invest in CLO Debt Securities issued by CLOs that principally invest in Senior Loans (typically, 80% or more of their assets), diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) Subordinated Loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in Senior Loans. Holders of such debt securities are subject to a number of risks, including the credit, liquidity, counterparty and other risks detailed below under "—Structured Products Risk—General", and other market and asset specific risks.

CLO Debt Securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO Debt Securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs.

CLOs issue debt securities in tranches with different payment characteristics and different credit ratings. The rated tranches of CLO Debt Securities are generally assigned credit ratings by one or more

Risk factors

nationally recognized statistical rating organizations. Residual tranches are the most junior tranches and do not receive ratings. Below investment grade tranches of CLO Debt Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of CLO Debt Securities. The Fund will not invest in residual tranches of CLO Debt Securities and will invest only in tranches of CLO Debt Securities that are rated investment grade at the time of the Fund's investment. Though, if any CLO Debt Security held by the Fund is downgraded to a below investment grade rating, the Fund may exchange such CLO Debt Security for another CLO Debt Security that is rated below investment grade.

The transaction documents relating to the issuance of CLO Debt Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on CLO Debt Securities. In addition, other parties involved in CLOs, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Debt Securities. Furthermore, CLO debt issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Debt Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Debt Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer of the related CLO Debt Securities to pay such deficiency will be extinguished.

The market value of CLO Debt Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Debt Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Below investment grade rating risk

The Fund expects initially that its investments in Senior Loans, Subordinated Loans, Corporate Bonds and other debt instruments will consist primarily of securities and loans that are rated below investment grade or unrated and of comparable credit quality. Corporate Bonds that are rated below investment grade are often referred to as "high yield" securities. Below investment grade Senior Loans, high yield securities and other similar instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade rated Corporate Bonds and Senior Loans and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a Corporate Bond and Senior Loan that is rated below investment grade

Risk factors

does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer's financial condition. Below investment grade Corporate Bonds and Senior Loans and similar instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such Corporate Bonds, Senior Loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Under normal market conditions, the Fund will invest in Senior Loans and Corporate Bonds, and may invest in Subordinated Loans and other debt instruments, rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Credit risk

Credit risk is the risk that one or more loans or debt securities in the Fund's portfolio will decline in price or one or more Borrowers will fail to pay interest or principal when due because one or more Borrowers experiences a decline in its financial condition. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund's investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade Corporate Bonds, Senior Loans or other investments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities or loans. Typically, the prices of lower grade securities or loans are more sensitive to negative developments, such as a decline in the Borrower's revenues or a general economic downturn, than are the prices of higher grade securities or loans.

Prepayment risk

During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For Corporate Bonds, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund's income and distributions to shareholders. This is known as prepayment or "call" risk. Below investment grade Corporate Bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than the stated principal amount) only if certain prescribed conditions are met ("Call Protection"). An issuer may redeem Corporate Bonds if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Fixed income securities may be purchased at prices below or above their stated principal amount. For premium Corporate Bonds (Corporate Bonds acquired at prices that exceed their stated principal amount),

Risk factors

prepayment risk may be enhanced given that the Fund would lose the potential value of the yield-to-maturity of the bonds in the event they are redeemed at the stated principal amount.

Senior Loans and Subordinated Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans and Subordinated Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan and Subordinated Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt from which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Interest rate risk

Because Senior Loans with floating or variable rates reset their interest rates periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the Fund's net asset value. Similarly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decline in the Fund's net asset value. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the Fund's net asset value.

Liquidity risk

The Fund generally considers "illiquid securities" to be securities or loans that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value. The Fund may not be able to readily dispose of such securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.

Distressed and defaulted debt risk

Although not initially a principal investment strategy, the Fund may invest, to a limited extent, in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund ("Distressed Debt"). Investment in Distressed Debt is speculative and involves significant risks.

The Fund may make such investments when the Adviser believes it is reasonably likely that the issuer of Distressed Debt will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for Distressed Debt. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization

Risk factors

will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Debt and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Distressed Debt, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Distressed Debt, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Debt will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Debt or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Debt held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Debt, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Inflation/deflation risk

Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

Structured products risks

General.    The Fund may invest in structured products, including, without limitation, investment grade rated CLO Debt Securities and structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The risks associated with investments in CLO Debt Securities are described above under "—Collateralized Loan Obligation Risk".

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same assets, investors in structured products generally pay their share of the structured product's administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and

Risk factors

capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Investments in structured products involve risks, including credit risk and market risk. Certain structured products may be thinly traded or have a limited trading market. Where the Fund's investments in structured products are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured product to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Fund may invest in structured products collateralized by below investment grade or distressed loans or securities. Investments in such structured products are subject to the risks associated with below investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

Structured Notes Risk.    Investments in structured notes involve risks, including credit risk and market risk. Where the Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Derivatives risks

Swap Agreements Risk.    The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Adviser's current credit standards for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Generally, the Fund will deposit in a

Risk factors

segregated account liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the Fund's liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund's ability to use swap agreements. The swap market currently is largely unregulated. It is possible that developments in the swap market, including potential significant government regulation, could adversely affect the Fund's ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Credit default swaps are often structured with significant leverage and may be considered speculative. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Swaptions Risk.    The Fund, to the extent permitted under applicable law, may enter into "swaptions", which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities Risk.    Among the income producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a Derivative instrument or basket of Derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the

Risk factors

term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the Derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund's investments in these instruments are indirectly subject to the risks associated with Derivative instruments, including, among others, credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.

General Risks Associated with Derivatives.    Although the Fund does not expect derivative instruments ("Derivatives") to represent a significant component of its portfolio initially, the Fund may use Derivatives including, in particular, swaps (including, total return swaps), synthetic collateralized loan obligations, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, Derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a Derivative for speculative purposes, which the Fund does not initially intend to do, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. The use of Derivatives may involve substantial leverage. The use of Derivatives may subject the Fund to the following risks, including but not limited to:

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Credit risk—the risk that the counterparty in a Derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar Derivative will not be able to honor its financial obligations. Certain participants in the Derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions. If the Fund's counterparty to a Derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

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Currency risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage risk—the risk associated with certain types of Derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Liquidity risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in OTC Derivative transactions.

Risk factors

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Correlation risk—the risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market, security or loan to which the Fund seeks exposure.

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Index risk—if the Derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the Derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Regulatory risk—various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, including potentially limiting or restricting the ability of the Fund to use certain derivative instruments or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. See "Risk Factors—Legislation and Regulation Risks".

OTHER RISKS RELATING TO FUND INVESTMENTS

Risks associated with investments in equity securities incidental to investments in Senior Loans

From time to time, the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a Senior Loan or other debt instruments or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investments in Senior Loans or other debt instruments entail certain risks in addition to those associated with investments in Senior Loans or other debt instruments. Because equity is merely the residual value of an issuer after all claims and other interests, it is inherently more risky than Senior Loans or other debt instruments of the same Borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan or other debt instruments of a Borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

Short sales risk

The Fund may, from time to time, engage in short sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and

Risk factors

special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants risk

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower's assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans or Corporate Bonds and this may increase the volatility of the Fund's NAV of the Common Shares.

Lender liability risk

A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed "lender liability". Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower; (ii) engages in inequitable conduct to the detriment of the other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors; or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of the Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination".

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Non-U.S. securities risk

The Fund may invest in securities, including Senior Loans and Subordinated Loans, of non-U.S. issuers or Borrowers. These investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore, the prices of non-U.S. securities may be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization

Risk factors

of foreign deposits, different legal systems and laws relating to creditors' rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices. The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt generally will also be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates that are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Fund's common shares are not traded on the NYSE, the market value or net asset value of the Fund's shares can change at times when the Fund's common shares cannot be sold. Investments in so-called "emerging markets" (or lesser developed countries) are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries.

Foreign currency risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Repurchase agreements and reverse repurchase agreements risk

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income.

Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and Corporate Bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights.

Risk factors

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

U.S. Government debt securities risk

U.S. Government debt securities historically have not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate and in 2011 the credit rating of the United States was downgraded. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions, the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

RISKS ASSOCIATED WITH MARKET DEVELOPMENTS AND REGULATORY CHANGES

Market developments risk

Severe disruptions in global capital markets over the past five years and the continued impact of the financial crisis of 2008 and the more recent sovereign debt and banking issues in Europe may influence the Fund's performance. Since 2007, and most severely in 2008 and 2009, global capital markets have been in a period of disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Global capital markets remain unstable and subject to volatility as of the date of this prospectus. Despite actions of the United States federal government and foreign governments, these events have contributed to general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors.

Instability in the credit markets has made it more difficult at certain times for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. Certain Borrowers may, due to macroeconomic conditions, be unable to repay their Senior Loans or other debt obligations because of these conditions. A Borrower's failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on the underlying secured assets, which could trigger cross-defaults under other agreements and jeopardize a Borrower's ability to meet its obligations under its debt securities. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. The Fund may also experience a loss of principal.

Risk factors

These developments also (i) may make it more difficult for the Fund to accurately value its portfolio securities or to sell its portfolio securities on a timely basis; (ii) could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the common shareholders; and (iii) may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and market price of the Fund's common shares.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, may have routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Investigations of other financial institutions for similar actions in various countries are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR, including certain Senior Loans. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

Government intervention in the financial markets risk

The recent instability in the financial markets has led the U.S. Government, the Federal Reserve and other governments and central banks around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities, debt instruments or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Adviser will monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

Legislation and regulation risk

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"). The Dodd-Frank Act, among other things, grants regulatory authorities such as the Commodity Futures Trading Commission ("CFTC") and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. While some regulations have been adopted, a number of important rulemakings have not

Risk factors

yet been completed and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the revenues of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs and may impact the availability, liquidity and cost of derivative instruments, including potentially limiting or restricting the ability of the Fund to use certain derivative instruments or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies' use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations or interpretations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund's use of derivatives, which could have an adverse impact on the Fund. Neither the Fund nor the Adviser can predict the effects of these regulations or interpretations on the Fund's portfolio. The Adviser intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that they will be successful in doing so.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Risks associated with recent Commodity Futures Trading Commission rulemaking

On February 9, 2012, the CFTC adopted amendments to its rules that, by the applicable compliance date, may cause the Fund to fall within the definition of "commodity pool" under the Commodity Exchange Act ("CEA") and require the Adviser to register with the CFTC as a "commodity pool operator". If the Fund does not claim an exclusion from the definition of commodity pool operator, the Fund believes that the Adviser would likely become subject to registration and regulation as a commodity pool operator with respect to the Fund. The Fund may incur additional expenses as a result of the CFTC's regulatory requirements. If, in the alternative, the Fund elects to claim an exclusion from the definition of the term commodity pool operator pursuant to Section 4.5 of the CFTC's Rules, then the Fund would be limited in its ability to use futures or options on futures or engage in swap transactions. The impact of the rule changes on the operations of the Fund and the Adviser is not fully known at this time as it is dependent upon, among other things, the outcome of other pending rulemakings and a court challenge to certain of the rule changes adopted by the CFTC earlier this year. The Fund and the Adviser are continuing to analyze the effect of these rule changes on the Fund.

Risk factors

Market disruption and geopolitical risk

The European sovereign debt crisis, instability in the Middle East, Afghanistan and Pakistan, the aftermath of the war in Iraq, terrorist attacks in the United States and around the world, the impact of natural disasters and other events may result in market volatility, may have long-term adverse effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future on the U.S. economy and financial markets. These events could impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Fund's common shares. Senior Loans and Corporate Bonds rated below investment grade and investments with similar economic characteristics tend to be more volatile than investment grade fixed income securities and, as a result, these events and other market disruptions may have a greater impact on the prices and volatility of such investments than on investment grade fixed income securities. There can be no assurance that such market disruptions may not have other material and adverse implications for the Senior Loan and Corporate Bond markets or other markets in which we may invest.

PRINCIPAL RISKS RELATING TO FUND OPERATIONS

Leverage risk

The Fund intends to utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other Derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for the Fund's common shareholders, including increased variability of the Fund's net income, distributions, net asset value and/or market price of its common shares in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund's portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Fund's net asset value, which will be borne entirely by the Fund's common shareholders, and in the price at which its common shares trade in the secondary market. To the extent that the Fund makes investments in Senior Loans or other debt instruments structured with LIBOR floors, the Fund will not realize additional income if rates increase to levels below the LIBOR floor but the Fund's cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund's return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund's return on the underlying investments. The Fund's leveraging strategy, if utilized, may not be successful.

The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the Fund's common shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over the common shareholders in the distribution of the Fund's assets, including dividends, distributions of principal and liquidating distributions. If preferred shares are issued and outstanding, holders of preferred shares would vote together with the holders of common shares on all matters, including the

Risk factors

election of directors. Additionally, holders of preferred shares would have the right separately to elect two directors of the Fund, voting separately as a class, and would vote separately as a class on certain matters which may at times give holders of preferred shares disproportionate influence over the Fund's affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund's use of leverage, which could negatively impact common shareholders. In addition, if the Fund elects to issue preferred shares and/or notes (or other forms of indebtedness) its ability to make distributions to its common shareholders or to repurchase its stock will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the Fund's lenders.

The Fund will pay (and common shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness issued by the Fund, including higher advisory fees. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the Fund's common shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the Fund's common shareholders and result in a reduction of the net asset value of the Fund's common shares.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund's portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause common shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing returns to common shareholders. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to common shareholders.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

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the likelihood of greater volatility of net asset value, market price and dividend rate of common shares than a comparable portfolio without leverage;

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the risk that fluctuations in interest rates on borrowings or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness that the Fund has issued will reduce the return to the common shareholders;

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the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's common shares;

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when the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund's use of leverage and create an inherent conflict of interest; and

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leverage may increase expenses (which will be borne entirely by common shareholders), which may reduce total return.

If the Fund issues preferred shares and/or notes or other forms of indebtedness, the Fund may be subject to certain restrictions on investments imposed by the guidelines of one or more rating agencies, which may issue ratings for the preferred shares and/or notes or short-term debt securities issued by the Fund, or may be subject to covenants or other restrictions imposed by its lenders. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those

Risk factors

imposed by the Investment Company Act. Certain types of borrowings by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. These covenants and restrictions may negatively affect the Fund's ability to achieve its investment objective.

Valuation risk

The Fund utilizes independent pricing services approved by the Board of Directors to value certain portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in Senior Loans including, but not limited to: a limited number of market participants compared to publicly traded investment grade securities, a lack of publicly available information about some borrowers, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when common shares are not priced, net asset value can change at times when common shares cannot be sold.

New adviser risk

The Adviser is a newly organized entity with no operating history. The Adviser's sole assets under management initially will be the assets raised in connection with the initial public offering of the Fund's common shares. The Adviser is an affiliate of Ares and leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals. Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser with approximately $54 billion of total committed capital under management and approximately 520 employees as of June 30, 2012. Ares has 231 investment professionals covering current investments in approximately 1,100 companies across over 30 industries as of June 30, 2012. The Fund's portfolio management team is comprised of members of Ares' Capital Markets Group.

Key personnel risk

The Adviser depends on the diligence, skill and network of business contacts of certain Ares Capital Markets Group professionals. The Adviser also depends, to a significant extent, on access to other investment professionals within Ares and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The Fund's success depends on the continued service of such personnel. The Adviser has informed the Fund that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. The departure of any of the senior managers of the Adviser, or of a significant number of the investment professionals or partners of the Adviser's affiliates, could have a material adverse effect on the Fund's ability to achieve its investment objective. Individuals not currently associated with the Adviser may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals. In addition, there is no assurance that the Adviser will remain the Fund's investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates.

Risk factors

Potential conflicts of interest risk—allocation of investment opportunities

The Adviser has adopted allocation procedures that are intended to ensure that each fund or account managed by Ares ("Ares-advised funds") is treated in a manner that, over a period of time, is fair and equitable. Certain existing Ares-advised funds have, and future Ares-advised funds may have, investment objectives similar to those of the Fund, and such Ares-advised funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Ares-advised funds do not, and future Ares-advised funds may not, have similar investment objectives, but such Ares-Advised funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences in investment objectives or current investment strategies, including regarding: (a) current and total return objectives, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) credit ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a Borrower/loan/security; and (ix) prior positions in a Borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser. In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired.

Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that the other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a Borrower's capital structure or otherwise in different classes of a Borrower's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the

Risk factors

activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser is paid a fee based on a percentage of the Fund's Managed Assets. The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Fund and, accordingly, the fees received by the Adviser. Certain other Ares-advised funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund. See "Conflicts of Interest" for an additional discussion of the types of conflicts of interest to which the operations of the Fund may be subject.

Potential conflicts of interest risk—allocation of personnel

The Fund's executive officers and directors, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of investment funds or accounts managed by the Adviser or its affiliates. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Additionally, certain personnel of the Adviser and its management may face conflicts in their time management and commitments. See "Conflicts of Interest" for an additional discussion of the types of conflicts of interest to which the operations of the Fund may be subject.

Potential conflicts of interest risk—lack of information barriers

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time. See "Conflicts of Interest" for an additional discussion of the types of conflicts of interest to which the operations of the Fund may be subject.

Limitations on transactions with affiliates risk

The Investment Company Act limits the Fund's ability to enter into certain transactions with certain of its affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a registered investment company or private equity fund managed by Ares or any of its affiliates. The Investment Company Act also prohibits certain "joint" transactions with certain of the Fund's affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Non-diversification risk

The Fund is classified as "non-diversified" under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements applicable to RICs. Shareholders should refer to the "Material U.S. Federal Income Tax Considerations" section of this prospectus for a description of such requirements.

Risk factors

Risks associated with fund distribution policy

The Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income to the extent consistent with maintaining its status as a "regulated investment company" under the Code, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial fiscal year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board of Directors and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Fund's distribution policy may be changed at any time by the Board of Directors.

If the Fund elects to issue preferred shares and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the terms of the Fund's preferred shares, notes or other indebtedness.

No operating history risk

The Fund is a newly organized entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund's performance. Special risks apply during a fund's start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. The Fund's common shares have no history of trading.

Inadequate return risk

No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund's common shares.

Sourcing of suitable assets risk

No assurance can be given the Adviser will be able to find enough appropriate investments that meet the Fund's investment criteria.

Dilutive effect of receiving cash distributions rather than reinvesting risk

Investors in the Fund will automatically participate in the Fund's dividend reinvestment plan unless they affirmatively elect to "opt out" of the plan. All dividends declared in cash payable to shareholders that are participants in the Fund's dividend reinvestment plan are generally automatically reinvested in common shares. As a result, shareholders that do not participate in the dividend reinvestment plan may experience dilution over time to the extent participants in the plan receive such common shares at a price below net asset value.

Closed-end structure; market discount from net asset value risk

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as "trading at a

Risk factors

discount". This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund's total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell the Fund's common shares, whether an investor will realize gains or losses upon the sale of the Fund's common shares will depend entirely upon whether the market price of the Fund's common shares at the time of sale is above or below the investor's purchase price for the Fund's common shares. Because the market price of the Fund's common shares will be determined by factors such as relative supply of and demand for the Fund's common shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Fund's common shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the Fund's common shares, however, is expected to be reduced immediately following the initial public offering as a result of the payment of offering costs. As with any security, complete loss of investment is possible.

Takeover provisions risk

The Fund's charter and bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Directors, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund's charter classifies the Fund's directors into three classes, serving staggered three-year terms, effective upon completion of this offering, and authorizes the Board of Directors to authorize the Fund to issue additional common shares. The Board of Directors also may classify or reclassify any unissued common shares into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly classified or reclassified shares. The Board of Directors may, without any action by the Fund's shareholders, amend the Fund's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue. The Fund's bylaws require shareholders who wish to nominate individuals for election as directors or propose other business at meetings of shareholders to satisfy various requirements in order to do so, including a requirement to provide advance notice of such nomination or other business within the time period specified in the bylaws accompanied by the information and other specified materials. The bylaws also require that such information be updated.

Risk of failure to qualify as a RIC

Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be required to pay corporate level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to the Fund's shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to the Fund's shareholders on an annual basis.

Risk factors

Risk of recognition of "phantom" income

For U.S. federal income tax purposes, the Fund may be required to include in income certain amounts that the Fund has not yet received in cash, such as the accretion of "original issue discount" or "market discount". This may arise if the Fund purchases assets that were issued at a discount or in certain other circumstances. The Fund may be required to include in income certain other amounts that it will not receive in cash. In these cases, the Fund may have difficulty meeting the requirement to distribute at least 90% of the Fund's net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to qualify for the tax benefits available to RICs. To satisfy this distribution requirement, the Fund may have to sell some investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings. If the Fund is not able to obtain such cash from other sources, the Fund may fail to qualify for the tax benefits available to RICs and thus be subject to corporate-level income tax. Please refer to the "Material U.S. Federal Income Tax Considerations" section in this prospectus.

*        *        *        *        *

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

Listing of shares

It is anticipated that the Fund's common shares will be approved for listing on the NYSE, subject to notice of issuance, under the ticker symbol "ARDC" and will be required to meet the NYSE's listing requirements.

Investment restrictions

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding common shares and preferred shares, if any, voting as a single class (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the outstanding voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares). Subject to such shareholder approval, the Fund may not:

1.
Make investments for the purpose of exercising control or management;

2.
Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon;

Investment restrictions

3.
Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;

4.
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

5.
Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, Corporate Bonds, investment grade rate debt securities issued by CLOs, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

6.
Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry (other than those securities backed only by the assets and revenues of non-governmental users with respect to which the Fund will not invest 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities backed by the same source of revenue); provided further that investments in investment grade securities issued by CLOs shall not be considered to be issuers in the same industry for these purposes. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors without the approval of the holders of a majority of the outstanding common shares or preferred shares, if any. The Fund may not:

1.
change or alter the Fund's investment objective;

2.
purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; and

3.
purchase any securities on margin except as may be necessary in connection with transactions described under "The Fund's Investments" above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund 's assets or if a Borrower distributes equity securities incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

Management of the Fund

BOARD OF DIRECTORS

The Fund's business and affairs are managed under the direction of the Board of Directors. The Board of Directors currently consists of five members, three of whom are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent directors. The Board annually elects the Fund's officers, who serve at the discretion of the Board. The Board maintains an audit committee and a nominating and governance committee and may establish additional committees from time to time as necessary.

Biographical information

Certain biographical and other information relating to the directors of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of registered investment companies advised by the Adviser or an affiliated person of the Adviser, including Ares Capital Management LLC ("Ares Funds") and other public company directorships.

Name, address(1) and age of director	Position(s) held with the Fund	Term of office and length of time served	Principal occupation(s) during past five years	Number of Ares Funds and portfolios overseen	Other public company directorships held by the director during past five years

Interested Directors(2)
David A. Sachs (53)	Director and Chairman of the Board	Since 2011	Senior Partner, Ares Management LLC	1	Terex Corporation
Seth J. Brufsky (46)	President, Chief Executive Officer and Director	Since 2012	Senior Partner, Ares Management LLC	1	None
Independent Directors
Michael H. Diamond (70)	Director	Since 2012	Sole Member, MHD Group LLC (mediation and expert witness); prior to 2007, Partner, Milbank, Tweed, Hadley & McCloy LLP (law firm)	1	Ares Commercial Real Estate Corporation
Philip R. Erlanger (57)	Director	Since 2012	Private Investor and Independent Consultant; prior to 2010, Managing Director, Barclays Capital (fka Lehman Brothers Holdings) (investment banking)	1	None
John J. Shaw (61)	Director	Since 2012	Independent Consultant; prior to 2012, President, St. Louis Rams	1	None

(1)
The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)
"Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with Ares.

Management of the Fund

Biographical information of the executive officers of the Fund

Certain biographical and other information relating to the executive officers of the Fund is set out below:

Name, address(1) and age of officer	Position(s) held with the Fund	Term of office and length of time served	Principal occupation(s) during past five years

Seth J. Brufsky (46)	President, Chief Executive Officer and Director	Since 2012	Mr. Brufsky is a Portfolio Manager in the Ares Capital Markets Group and is a Senior Partner of Ares. He serves on Ares' Management Committee and is an Investment Committee member on all Ares Capital Markets Funds.
Daniel Nguyen (40)	Chief Financial Officer	Since 2011

Mr. Nguyen is Executive Vice President and Chief Financial Officer of Ares. He has served as a Vice President of Ares Capital Corporation ("ARCC") since December 2010. From 2007 to 2010, Mr. Nguyen was Treasurer of ARCC, and he was Chief Financial Officer of ARCC from 2004 to 2007.

Anthony S. Dell (45)	Chief Compliance Officer	Since 2012

Mr. Dell is the Chief Compliance Officer of Ares. Between 2008 and 2011, he was the Chief Compliance Officer of Russell Investments. Between 2006 and 2008, he was a Vice President at Fidelity Investments.

Sunny Parmar (41)	Treasurer	Since 2012	Mr. Parmar is the Chief Accounting Officer of the Private Equity and Capital Markets groups of Ares. From 2007 to 2011, Mr. Parmar was the Controller at H.I.G. Capital Partners, a private equity firm.
Daniel J. Hall (33)	General Counsel, Chief Legal Officer and Secretary	Since 2012

Mr. Hall is the Senior Associate General Counsel for Ares. Between 2004 and 2009, Mr. Hall was an associate at Clifford Chance LLP where he specialized in capital markets, structured finance and derivatives.

(1)
The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Stock ownership

Information relating to each director's share ownership in the Fund and in all Ares Funds as of December 31, 2011 is set out in the chart below.

Name	Dollar range of equity securities in the Fund	Aggregate dollar range of equity securities in Ares Funds

Interested Directors
David A. Sachs	None	None
Seth J. Brufsky	None	None
Independent Directors
Michael H. Diamond	None	None	(1)
Philip R. Erlanger	None	None
John J. Shaw	None	None

(1)
As of September 13, 2012, Mr. Diamond owns approximately $120,000 of common stock (less than 1% of the class) issued by Ares Commercial Real Estate Corporation.

Management of the Fund

As of the date of this prospectus, none of the directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the Independent Directors of the Fund or their immediate family members owned beneficially or of record any securities in the Adviser or the Underwriters.

Compensation of directors

The following table sets forth the estimated compensation to be paid by the Fund to the directors projected through the end of the Fund's first fiscal year and the projected aggregate compensation to be paid to them from all Ares Funds for the twelve months ending October 31, 2013. The directors who are "interested persons", as defined in the Investment Company Act, of the Fund and the Fund's officers do not receive compensation from the Fund.

Name	Aggregate compensation from the Fund	Pension or retirement benefits accrued as part of Fund expenses	Total compensation from the Fund and Ares Fund Complex paid to each director

Interested Directors
David A. Sachs	None	None	None
Seth J. Brufsky	None	None	None
Independent Directors
Michael H. Diamond	$27,500	None	$27,500
Philip R. Erlanger	$25,000	None	$25,000
John J. Shaw	$27,500	None	$27,500

Board structure and role of the Board of Directors in risk oversight

The Investment Company Act requires that at least 40% of the directors be independent directors. Certain exemptive rules promulgated under the Investment Company Act require that at least 50% of the directors be independent directors. Currently, three of the five Directors (60%) are Independent Directors. The independent directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board of Directors, regardless of whether the director happens to be independent or a member of management. The Board of Directors has determined that its leadership structure, in which the Chairman of the Board of Directors is an interested person of the Fund, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The independent directors have determined that they can act independently and effectively without having an independent director serve as Chairman and that a key factor for assuring that they are in a position to do so is for the directors who are independent of management to constitute a majority of the Board. In addition, the independent directors have designated a lead independent director who chairs meetings or executive sessions of the independent directors, reviews and comments on Board of Directors meeting agendas, represents the views of the independent directors to management and facilitates communication among the independent directors and their counsel and between management and the independent directors. Michael H. Diamond is the lead independent director.

The Board of Directors expects to perform its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Fund's Chief Compliance Officer in accordance with the Fund's compliance policies and procedures.

Management of the Fund

As described below in more detail under "Committees of the Board of Directors", the audit committee and the nominating and governance committee intend to assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing the Fund's accounting and financial reporting processes, the Fund's systems of internal controls regarding finance and accounting and audits of the Fund's financial statements and discussing with management the Fund's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by the Fund's shareholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the Board of Directors and its committees. Both the audit committee and the nominating and governance committee consist solely of independent directors.

The Board of Directors will perform its risk oversight responsibilities with the assistance of the Fund's Chief Compliance Officer. The Fund's Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Fund's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

The Fund believes that the Board of Director's role in risk oversight is effective and appropriate given the extensive regulation to which the Fund is already subject as a closed-end investment company registered with the SEC. Specifically, as a closed-end investment company registered with the SEC the Fund must comply with certain regulatory requirements that control the levels of risk in the Fund's business and operations. For example, the Fund's ability to incur indebtedness is limited such that the Fund's asset coverage must equal at least 300% immediately after each time it incurs indebtedness. In addition, the Fund has elected to be treated as a RIC under Subchapter M of the Code. As a RIC the Fund must, among other things, meet certain income source and asset diversification requirements. See "Certain Material U.S. Federal Income Tax Considerations".

The Fund believes that the extent of the Board's (and its committees') role in risk oversight complements the Board of Director's leadership structure because it allows the Fund's independent directors, through the two fully independent board committees, a lead independent director, executive sessions with the Chief Compliance Officer, auditor and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

The Board of Directors believes that Board roles in risk oversight must be evaluated on a case by case basis and that the existing Board role in risk oversight is appropriate. However, the Board of Directors re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet the Fund's needs.

Committees of the Board of Directors

The Board of Directors has established an audit committee and a nominating and governance committee. The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund. The organizational meeting of the Fund's Board of

Management of the Fund

Directors and its standing committees took place on October 25, 2012, and there have been no Board or committee meetings since that date.

Audit Committee.    The members of the audit committee are Michael H. Diamond, Philip R. Erlanger and John J. Shaw, each of whom is independent for purposes of the Investment Company Act and NYSE's corporate governance regulations. Mr. Shaw serves as chairman of the audit committee. The Board of Directors has adopted a charter for the audit committee, which is available on the Fund's website at www.aresdc.com. The audit committee is responsible for approving the Fund's independent accountants, reviewing with the Fund's independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund's independent accountants, reviewing the independence of the Fund's independent accountants and reviewing the adequacy of the Fund's internal accounting controls.

Nominating and Governance Committee.    The members of the nominating and governance committee are Michael H. Diamond, Philip R. Erlanger and John J. Shaw, each of whom is independent for purposes of the Investment Company Act and the NYSE's corporate governance regulations. Mr. Diamond serves as chairman of the nominating and governance committee. The Board of Directors has adopted a charter for the nominating and governance committee, which is available on the Fund's website at www.aresdc.com. The nominating and governance committee is responsible for selecting, researching and nominating directors for election by the Fund's shareholders, selecting nominees to fill vacancies on the Board of Directors or a committee of the Board Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and its committees.

The nominating and governance committee may consider recommendations for nomination of individuals for election as directors from shareholders. In addition, any nominations made by shareholders must be delivered to or mailed (setting forth the information required by the Fund's bylaws) and received at the Fund's principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which the Fund first mailed its proxy materials for the previous year's annual meeting of shareholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting nor later than the later of (a) the 120th day prior to the date of such annual meeting or (b) the 10th day following the day on which public announcement of such meeting date is first made.

Director qualifications

The nominating and governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, the Fund and its shareholders. In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

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are of high character and integrity;

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are accomplished in their respective fields, with superior credentials and recognition;

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have relevant expertise and experience upon which to be able to offer advice and guidance to management;

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have sufficient time available to devote to the affairs of the Fund;

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are able to work with the other members of the Board of Directors and contribute to the success of the Fund;

Management of the Fund

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can represent the long-term interests of the Fund's shareholders as a whole; and

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are selected such that the Board of Directors represents a range of backgrounds and experience.

The following is a summary of the experience, qualifications, attributes and skills of each Director that support the conclusion, as of the date of this Prospectus, that each Director should serve as a Director of the Fund.

Interested Directors.

David A. Sachs.    Mr. Sachs is a Senior Advisor in the Ares Capital Markets Group, is a Senior Partner of Ares and serves on the Management Committee of Ares. Mr. Sachs serves as an Investment Committee member on all Ares Management funds. From 1994 to 1997, Mr. Sachs was a principal of Onyx Partners, Inc. specializing in merchant banking and related capital raising activities in the private equity and mezzanine debt markets. From 1990 to 1994, Mr. Sachs was employed by Taylor & Co., an investment manager providing investment advisory and consulting services to members of the Bass Family of Fort Worth, Texas. From 1984 to 1990, Mr. Sachs was with Columbia Savings and Loan Association, most recently as Executive Vice President, responsible for all asset-liability management as well as running the Investment Management Department. Mr. Sachs serves on the Board of Directors of Terex Corporation. Mr. Sachs serves on the McCormick Advisory Council at Northwestern University. Mr. Sachs graduated from Northwestern University with a BS in Industrial Engineering and Management Science.

Seth J. Brufsky.    Mr. Brufsky is a Portfolio Manager in the Ares Capital Markets Group and a founding member of Ares. Mr. Brufsky is a Senior Partner of Ares, serves on Ares' Management Committee and is an Investment Committee member on all Ares Capital Markets Group Funds. Mr. Brufsky joined Ares in 1998 from the Corporate Strategy and Research Group of Merrill Lynch & Co., where he specialized in analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team each year of his tenure. Prior to joining Merrill Lynch, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland. Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization. Mr. Brufsky graduated from Cornell University with a BS in Applied Economics and Business Management and received his MBA in Finance with honors from the University of Southern California's Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Independent Directors.

Michael H. Diamond.    Mr. Diamond is currently the sole member and employee of MHD Group LLC, a business that he founded in November 2007 to provide consulting and expert witness services. Since 1994, Mr. Diamond has also been the Corporate Secretary and a director of Neu Holdings, Inc., a holding company that owns entities in the shipping and real estate industries. Prior to founding MHD Group LLC, Mr. Diamond was a partner at the law firm of Milbank, Tweed, Hadley & McCloy from June 2000 to October 2007 where his practice focused on corporate governance, fiduciary duty and securities cases. Mr. Diamond was Executive Vice President, General Counsel and Head of Corporate Communications of New World Communications Group from 1994 to 1997. He was an attorney, and most recently a partner, in the litigation department of Skadden, Arps, Slate, Meagher & Flom LLP from 1971 to 1994. Mr. Diamond earned his BS in Mathematics from Brown University in 1964 and holds a Juris Doctor from Columbia University Law School where he graduated magna cum laude in 1969.

Management of the Fund

Philip R. Erlanger.    Mr. Erlanger is a private investor and independent consultant. Between 1985 and 2009, Mr. Erlanger was an investment banker at Lehman Brothers and, after the acquisition of Lehman Brothers by Barclays in 2008, Barclays Capital. Most recently, he was a senior Managing Director in the Investment Banking Division of Barclays Capital. Mr. Erlanger's primary coverage responsibilities included West Cost financial institutions, private equity firms and various priority corporate relationships, with a focus on mergers and acquisitions, restructurings and capital-raising. Mr. Erlanger is a member of the Board of Governors of Cedars-Sinai Medical Center. Mr. Erlanger graduated from the University of Akron in 1979 with a BA in Economics and earned an MBA and MA/PhD in Economics and Finance from the Wharton School at the University of Pennsylvania in 1985.

John J. Shaw.    Mr. Shaw is an independent consultant. From 1995 to 2011, he was the President of the St. Louis Rams. Mr. Shaw joined the St. Louis Rams organization in 1980 acting first as Vice-President Finance, Controller/Treasurer from 1980 to 1982 and acting as Executive Vice-President from 1982 to 1995. Prior to joining the St. Louis Rams, Mr. Shaw worked for Arthur Anderson & Co. as a tax adviser from 1977 to 1980. Between 1985 and 2008, Mr. Shaw was a member of the executive committee of the NFL Management Council and has served as a member of the NFL Finance Committee as an executive committee member of NFL Properties. Mr. Shaw received his BS from the University of San Diego in 1973 where he graduated as valedictorian of his class and his Juris Doctor from New York University School of Law in 1976.

The Adviser

THE INVESTMENT ADVISER

Ares Capital Management II LLC serves as the Fund's investment adviser. The principal executive offices of the Adviser are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Ares Capital Management II LLC is a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is a newly organized entity with no operating history. The Adviser's sole assets under management initially will be the assets raised in connection with the initial public offering of the Fund's common shares.

The Adviser is an affiliate of Ares and leverages off of Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals. Founded in 1997, Ares is a global alternative asset manager and SEC registered investment adviser with approximately $54 billion of total committed capital under management and approximately 520 employees as of June 30, 2012. Ares has 231 investment professionals covering current investments in approximately 1,100 companies across over 30 industries as of June 30, 2012. The Fund's portfolio management team is comprised of members of Ares' Capital Markets Group.

Ares specializes in managing assets in both the leveraged finance and private equity markets. Ares' leveraged finance activities include the acquisition and management of Senior Loans, high yield securities, mezzanine debt and special situation investments. Ares' private equity activities focus on providing flexible, junior capital to middle market companies. Ares has the ability to invest across a capital structure, from senior floating rate debt to common equity. This flexibility, combined with Ares' "buy and hold" philosophy, enables Ares to structure an investment to meet the specific needs of a company rather than the less flexible demands of the public markets.

The Adviser

The Adviser provides certain investment advisory, management and administrative services to the Fund pursuant to an investment advisory and management agreement with the Fund (the "Investment Advisory and Management Agreement").

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management services

Ares Capital Management II LLC serves as the Fund's investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of the Board of Directors, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, the Fund. Under the terms of the investment advisory and management agreement, the Adviser:

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obtains and evaluates pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities, loans or other financial instruments, that are purchased for or considered for purchase by the Fund;

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makes investment decisions for the Fund (including the exercise or disposition of rights accompanying portfolio securities, loans or other financial instruments, such as tender offers, exchanges, amendments, consents, waivers or forbearances, and other attendant rights thereto);

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places purchase and sale orders for portfolio transactions on behalf of the Fund and manages otherwise uninvested cash assets of the Fund;

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arranges for the pricing of Fund securities, loans or other financial instruments;

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executes account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, assignors, assignees, participants, counterparties and other persons in connection with the Adviser's management of the assets of the Fund;

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employs professional portfolio managers and securities analysts who provide research services to the Fund;

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engages certain third party professionals, consultants, experts or specialists in connection with the Adviser's management of the assets of the Fund; and

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makes decisions with respect to the use by the Fund of borrowing for leverage or other investment purposes.

The Adviser's services to the Fund under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities.

The sole member of the Adviser is Ares Management LLC, a global alternative asset manager and SEC registered investment adviser. As of June 30, 2012, Ares Management LLC had approximately $54 billion of committed capital under management.

Management fee

Pursuant to the Investment Advisory and Management Agreement with the Fund and subject to the overall supervision of the Board of Directors, the Adviser provides investment advisory services to the Fund. For providing these services, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's Managed Assets. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. Fees for any partial month are appropriately prorated. During periods when the Fund is using leverage, the fees paid to the

The Adviser

Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the assets purchased through leverage.

The Adviser may elect from time to time, in its sole discretion, to waive its right to receive a portion of the advisory fee. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund's performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, or may decide to waive its compensation periodically.

Payment of the Fund's expenses and reimbursement of certain costs of the Adviser and its affiliates

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of its operations and transactions, including those relating to: organization; calculation of its net asset value (including the cost and expenses of any independent valuation firm, agent, or other provider); expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisers, in monitoring the financial and legal affairs of the Fund and in monitoring the Fund's investments; interest payable on indebtedness and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Fund's investments; offerings of the Fund's common shares and other securities (including all fees, costs and expenses related thereto); investment advisory and management fees; fees payable to third parties, including agents, legal counsel (including, without limitation, any 2019 committee or unsecured committee counsel), consultants or other advisors, relating to, or associated with, evaluating and making investments; administrator, transfer agent, custodian, investor support services and investor relation fees; federal and state registration fees; all costs of registration and listing the Fund's shares on any securities exchange; federal, state and local taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents required by governmental bodies (including the SEC), including printing costs; costs of any reports, proxy statements or other notices to shareholders, including printing costs; insurance premiums for fidelity bond and other insurance coverage, including the Fund's allocable portion of the fidelity bond, directors and officers errors and omissions liability insurance, and any other insurance premium; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; brokerage commissions, assignment fees and other costs in connection with the purchase, holding or sale of securities and other investment instruments (including, without limitation, security settlement costs); costs incurred to implement and monitor agreements governing the Fund's financing or borrowing facilities and costs associated with issuances of preferred shares and ongoing related expenses; such unusual, non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund's directors, officers and/or employees or agents with respect to these actions, suits or proceedings; all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; and all other expenses incurred by the Fund in connection with administering the Fund's business (including the reimbursements contemplated in the following paragraph).

In addition to the costs and expenses to be paid by the Fund outlined above, after the Fund's second fiscal year, the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser's and its affiliates' cost of providing the Fund with certain non-advisory services. If, after the first two years of the Fund's operations, persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical or administrative services to

The Adviser

the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical or administrative services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. The Adviser may, in its sole discretion, waive or not seek reimbursement for accounting, legal, clerical or administrative services to the Fund.

Duration, termination and amendment

The Investment Advisory and Management Agreement is expected to become effective on the closing date of the initial public offering of the Fund's shares of common stock. Unless terminated earlier, the Investment Advisory and Management Agreement will continue in effect until                           , 2014 and will renew for successive annual periods thereafter if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, including, in either case, approval by a majority of the Fund's directors who are not "interested persons". The Investment Advisory and Management Agreement will automatically terminate in the event of its assignment. The Investment Advisory and Management Agreement may be terminated by either party without penalty upon 60 days' written notice to the other.

Any material change to the Investment Advisory and Management Agreement must be submitted to shareholders for approval under the Investment Company Act and the Fund may from time to time decide it is appropriate to seek shareholder approval to change the terms of the agreement.

Indemnification

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of the Adviser's duties or obligations under the Investment Advisory and Management Agreement or otherwise as an investment adviser of the Fund.

Board approval of Investment Advisory and Management Agreement

A discussion regarding the basis of the Board of Directors' approval of the Investment Advisory and Management Agreement will be available in the Fund's first shareholder report issued following the effectiveness of this prospectus.

The Portfolio Managers

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

PORTFOLIO MANAGERS

The following individuals (the "Portfolio Managers") have primary responsibility for the day-to-day implementation of the Fund's investment strategy:

Seth J. Brufsky

See Mr. Brufsky's biography under "Management of the Fund".

The Portfolio Managers

Keith Ashton

Mr. Ashton is a Portfolio Manager in the Ares Capital Markets Group. Prior to joining Ares, Mr. Ashton was a Partner and Managing Director of Global Structured Credit at Indicus Advisors, and managed its New York office until its acquisition by Ares Management in November 2011. Prior to joining Indicus in 2007, Mr. Ashton was Head of Structured Credit at TIAA-CREF where he managed TIAA-CREF's structured credit and asset-backed securities portfolios. Mr. Ashton has significant experience investing in and managing structured credit securities, particularly subordinate tranches, across the breadth of structured credit and ABS sectors. He received his B.A. in Economics from Brigham Young University, and earned his MBA in Finance and Corporate Accounting from the University of Rochester.

COMPENSATION

The Adviser's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The portfolio managers may receive, all or some combination of, salary, an annual bonus and interests in the carried interest in certain of Ares' funds.

Base compensation

Generally, when portfolio managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary compensation

In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates provide investment management services both to the Fund and the other Ares-advised funds, including other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds.

The Portfolio Managers

The Adviser has adopted allocation procedures that are intended to ensure that that all investment opportunities will be allocated among the Adviser's or its related parties' clients on a basis that over a period of time is fair and equitable to each client relative to other clients consistent with any fiduciary duties owed to clients and in an effort to avoid favoring one client over another, taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences in investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return objectives, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) credit ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a Borrower/loan/security; and (ix) prior positions in a Borrower/loan/security.

In general, this policy will result in such opportunities being allocated pro rata (taking into account, among other factors, available cash and the relative capital of the respective funds) among the Fund and the other Ares-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Ares-advised fund as compared to another participating Ares-advised fund.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a Borrower's capital structure or otherwise in different classes of a Borrower's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the other Ares-advised funds to hold investments in the same levels of an issuer's capital structure in the

The Portfolio Managers

same proportion at each level; provided, however, that neither the Fund nor any other Ares-advised fund will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the other Ares-advised fund, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser's other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

OTHER ACCOUNTS MANAGED

As of October 1, 2012, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of accounts	Total # of accounts managed	Total assets	# of accounts managed for which advisory fee is based on performance	Total assets for which advisory fee is based on performance

Seth J. Brufsky	Registered investment companies	4	$762,674,110	0	$0
	Other pooled investment vehicles	4	$2,967,087,668	3	$2,886,023,100
	Other accounts	6	$1,463,388,860	2	$1,012,376,606
Keith Ashton	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	2	$461,252,399	2	$461,252,399
	Other accounts	4	$615,156,967	3	$548,417,084

BENEFICIAL OWNERSHIP OF SECURITIES

As of the date of this prospectus, none of the Portfolio Managers beneficially owns any equity securities of the Fund.

Control persons

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. The Adviser has provided the initial capitalization of the Fund and therefore currently is a control person of the Fund because it is the sole shareholder of the Fund as of the date of this prospectus. The Adviser does not expect to own a material percentage of the Fund's outstanding common shares after the completion of the initial public offering of the Fund's common shares. The Adviser may also be considered a controlling person of the Fund under the Investment Company Act to the extent it has the power to exercise a controlling influence over the management or policies of the Fund.

Net asset value

Net asset value per common share will be determined daily by State Street Bank and Trust Company as of 4 p.m. on each day the NYSE is open for trading or at such other times as the Board of Directors may determine. Net asset value per common share is determined by dividing the total value of the Fund's net assets by the total number of common shares outstanding. The Fund's net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets. The Fund's net assets are available to holders of preferred shares (if any) and common shares. If any preferred shares are outstanding, net assets available for the common shareholders is determined by deducting from net assets the liquidation preference and any accrued dividends on the preferred shares.

Bank loans, including Senior Loans, are valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service that has been approved by the Board of Directors, or, if such independent, third-party valuations are not available, by using broker quotations.

Corporate Bonds and CLO Debt Securities, and certain other domestic debt securities, are valued at the last reported bid prices supplied by an independent, third party pricing service that has been approved by the Board of Directors. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Capital Markets Valuation Committee of the Adviser (the "Valuation Committee"), then such securities are valued at fair value pursuant to procedures adopted by the Board of Directors.

If they are traded on the valuation date, equity securities that are listed or traded on a national exchange will be valued at the last quoted sale price. Likewise, equity securities that are traded on NASDAQ will be valued at the NASDAQ official closing price if the securities are traded on the valuation date. If securities are listed on more than one exchange, and if the securities are traded on the valuation date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the valuation date, the Fund will value the securities at the last reported sale price, unless the Valuation Committee believes such price no longer represents the fair market value and elects to value the security at fair value pursuant to procedures adopted by the Board of Directors. If the validity of such quoted prices appears to be questionable or if such quoted prices are not readily available, then the securities will be valued at fair value pursuant to procedures adopted by the Board of Directors. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security's trading has been halted or suspended.

The value of swaps, including credit default swaps, total return swaps and interest rate swaps will be determined by obtaining at least one dealer quotation (including information from counterparties) or valuations from third-party pricing services. If no quotations or valuations are available, or if such quotations or valuations are believed to be unreliable, swaps will be fair valued pursuant to procedures adopted by the Board of Directors.

Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's common shares are determined as of such times.

Net asset value

If the Adviser determines that (x) the value of any security or asset cannot be determined in accordance with the valuation methods described above or (y) the use of such valuation methods would not reflect the fair value of such security or asset, then such security or asset will be valued at their fair value as determined by the Adviser in accordance with procedures adopted by the Board of Directors, taking into account all factors, information, and data deemed to be pertinent. The process of valuing assets for which no published market exists is based on inherent uncertainties and the resulting values may differ from values that would have been used had a ready market existed for such assets and may differ from the prices at which such assets may be sold.

Distributions

Commencing with the Fund's initial dividend, the Fund intends to make regular monthly cash distributions of all or a portion of its net investment income to common shareholders. The Fund expects to declare the initial monthly dividend on the Fund's common shares within approximately 45 to 60 days after completion of this offering and to pay that initial monthly dividend approximately 60 to 90 days after completion of this offering. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually. If the Fund makes a long-term capital gain distribution, it will be required to allocate such gain between the common shares and any preferred shares issued by the Fund in proportion to the total dividends paid to each class for the year in which the income is realized.

The U.S. federal income tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. In light of the Fund's investment policies, the Fund anticipates that the Investment Company Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund's distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund's net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund's current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a tax-free return of capital reducing the amount of a shareholder's tax basis in such shareholder's shares. When a shareholder sells shares in the Fund, the amount, if any, by which the sales price exceeds the shareholder's basis in the Fund's shares is gain subject to tax. Because a return of capital reduces a shareholder's basis in the shares, it will increase the amount of such shareholder's gain or decrease the amount of such shareholder's loss when such shareholder sells the shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the shareholder's basis in such shareholder's shares, the excess will be treated as gain from a sale or exchange of the shares.

Distributions

Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio and default rates, the amount of leverage utilized by the Fund, if any, and any use of hedging activities by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular monthly period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that monthly period. Undistributed income will add to the Fund's net asset value (and indirectly benefits the Adviser by increasing its fees) and, correspondingly, distributions from undistributed income will reduce the Fund's net asset value.

The distributions for any full or partial year might not be made in equal amounts, and any one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each fiscal year if necessary to maintain the Fund's tax treatment as a RIC and/or avoid the imposition of tax on the Fund. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The Board of Directors may elect to change the Fund's distribution policy at any time.

Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

Dividend reinvestment plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund.

A shareholder may elect to have net investment income dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board of Directors for the net investment income dividend and/or capital gains distribution involved. Persons who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's shares, together with the shares of other Participants, in non-certificated form in the plan administrator's name or that of its nominee.

The shares are acquired by the plan administrator for a participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the Fund's net asset value per share on the date the shares are issued, unless the Fund's net asset value is less than 95% of the

Dividend reinvestment plan

then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at 200 Clarendon Street, 16th floor, Boston, Massachusetts, 02116 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Persons who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee.

The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by the Fund.

Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at State Street Bank and Trust Company, located at 200 Clarendon Street, 16th floor, Boston, Massachusetts, 02116 or by telephone at (877) 272-8164.

Portfolio transactions

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to Senior Loans and Subordinated Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund. Most of these transactions will be principal transactions at net prices for which the Fund will generally incur little or no brokerage costs. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to a lender selling assignment or participations to the Fund. The Adviser will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans and Subordinated Loans. Because of certain limitations imposed by the Investment Company Act, this may restrict the Fund's ability to acquire some Senior Loans and Subordinated Loans. The Adviser does not believe that this will have a material effect on the Fund's ability to acquire Senior Loans and Subordinated Loans consistent with

Portfolio transactions

its investment policies. Sales to dealers are effected at bid prices. The illiquidity of some Senior Loans, Subordinated Loans and, to a more limited extent, CLOs may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans, Subordinated Loans or CLOs at a fair price should the Fund desire to sell such interests.

With respect to other types of securities, the Fund may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, may purchase securities in the over-the-counter market from an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

The Adviser is responsible for arranging for the execution of the Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and in accordance with the Adviser's conflicts policy. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The advisory fees that the Fund pays to the Adviser will not be reduced if the Adviser receives brokerage and research services. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

Conflicts of interest

The Fund's executive officers and directors, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of other Ares-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the other Ares-advised funds, such other Ares sponsored funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by those Ares affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the other Ares-advised funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares funds.

The Adviser and/or its affiliates and portfolio managers may determine that an investment is appropriate both for the Fund and for one or more other funds or accounts. In such event, depending on the availability of such investment and other appropriate factors, the Adviser may determine that the Fund should invest on a side-by-side basis with one or more other funds. The Fund may make all such investments subject to compliance with applicable laws and regulations and interpretations thereof by the SEC and its staff. In certain circumstances, negotiated co-investments may be made only if the Fund has received an exemptive order from the SEC permitting such investment. There can be no assurance that any such exemptive order will be sought or obtained.

Conflicts of interest

The results of the Fund's investment activities may differ significantly from the results achieved by the other Ares-advised funds. It is possible that one or more Ares-advised funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund's creditworthiness.

The Adviser is paid a fee based on a percentage of the Fund's Managed Assets. The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Fund and, accordingly, the fees received by the Adviser. Certain other Ares-advised funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations. See "The Portfolio Managers—Material Conflicts of Interest" for further discussion of conflicts of interest relevant to the Fund.

Code of ethics

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code's requirements.

The codes of ethics may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also may be available on the Edgar Database on the SEC's website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

Proxy voting policies

The Board of Directors of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser's proxy voting guidelines. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser's proxy voting policy is attached as Appendix B.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge by calling (888) 301-3838, or on the SEC's website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

Description of securities

The following description of the terms of the Fund's shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund's charter and bylaws. The charter and bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

OUTSTANDING SECURITIES

The following table sets forth information with respect to the outstanding securities of the Fund as of October 17, 2012.

Title of Class	Amount of shares authorized	Amount of shares held by the Fund for its account	Amount of shares outstanding

Common Stock	1,000,000,000 Shares	0 Shares	5,235.602 Shares

The Board of Directors may approve amendments to the Fund's charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Fund is authorized to issue. Additionally, the Fund's charter authorizes the Board of Directors to classify and reclassify any unissued shares into one or more classes or series of stock, including preferred shares, from time to time, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and

Description of securities

conditions of redemption for each class or series. Generally, the Board of Directors may effect the foregoing actions without shareholder approval. Although the Fund has no present intention of doing so, it could issue a class or series of stock that could delay, defer or prevent a transaction or change in control of the Fund that might otherwise be in the shareholders' best interest.

COMMON STOCK

General

All common shares offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All common shares offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of common shares are entitled to receive distributions when, as and if authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. Common shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. Common shares are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. All common shares have equal earnings, assets, distribution, liquidation and other rights.

Distributions

Distributions may be paid to the Fund's common shareholders if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor.

If any preferred shares are outstanding, common shareholders generally will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the preferred shares, (2) the Fund has redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption of such preferred shares, (3) immediately after such a distribution, the Fund has an asset coverage of at least 200%, (4) the assets in the Fund's portfolio meet any asset coverage requirements set forth by the Fund's lenders or any applicable rating agency, in each case, after giving effect to such a distribution, and (5) there is no event of default existing under the terms of any of the Fund's borrowings, in each case, after giving effect to such distributions. See "Leverage".

So long as senior securities representing indebtedness of the Fund are outstanding, common shareholders generally will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, the Fund has an asset coverage of at least 300% and (3) the assets in the Fund's portfolio meet any asset coverage requirements set forth by the Fund's lenders or any applicable rating agency, in each case, after giving effect to such a distribution. See "Leverage".

Liquidation rights

The Fund's common shareholders are entitled to share ratably in the assets legally available for distribution to the Fund's shareholders in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund's known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund's stock, including any preferred shares.

Voting rights

Each outstanding common share generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund's shareholders, including the election of directors. The presence in person or by

Description of securities

proxy of shareholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund's shareholders constitutes a quorum at the meeting, unless applicable law or the Fund's charter requires a separate vote of one or more classes of the Fund's stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter will constitute a quorum.

The Fund's charter provides that, except as may otherwise be provided in the Fund's bylaws, directors will be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of the Fund's shareholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting, except that holders of any outstanding preferred shares will have the right to elect two directors at all times. Additionally, the holders of preferred shares, if any, will vote separately on certain matters pursuant to the Investment Company Act and the terms of such preferred shares. Pursuant to the Fund's charter and bylaws, the Board of Directors may amend the bylaws from time to time to alter the vote required to elect a director.

Under the rules of the NYSE applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each fiscal year. If for any reason the common shares are not listed on the NYSE (or any other national securities exchange, the rules of which require annual meetings of the Fund's shareholders) or such rule otherwise ceases to apply to the Fund, the Fund may amend its charter so that the Fund is not otherwise required to hold annual meetings of shareholders.

Issuance of additional shares

The provisions of the Investment Company Act generally require that the public offering price of common shares of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the net asset value of the company's common shares (calculated within 48 hours of pricing), unless the sale is made with the consent of a majority of the Fund's common shareholders. Any sale of common stock by the Fund will be subject to the requirements of the Investment Company Act.

PREFERRED STOCK

The Fund's charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into shares of other classes or series of stock, including preferred shares, without the approval of the common shareholders. Common shareholders generally will have no preemptive right to purchase any preferred shares that the Fund may issue. The Fund may elect to issue preferred shares as part of a leveraging strategy.

Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund's charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption for each class or series. Thus, the Board of Directors could authorize the Fund to issue preferred shares with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common shareholders or otherwise be in their best interest. Any issuance of preferred shares, however, must comply with the requirements of the Investment Company Act.

The Investment Company Act, among other things, requires that the holders of outstanding preferred shares, voting separately as a class, have the right to elect at least two directors at all times. The remaining directors will be elected by common and preferred shareholders, voting together as a single

Description of securities

class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, preferred shareholders will have the right to elect a majority of the directors at any time that two years' dividends on any outstanding shares of preferred stock are unpaid.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND THE FUND'S CHARTER AND BYLAWS

The Maryland General Corporation Law and the Fund's charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

The Fund's directors (other than any directors elected solely by the holders of one or more classes or series of preferred shares in connection with dividend arrearages) are divided into three classes serving staggered three-year terms. The current terms for the first, second and third classes will expire at the first, second and third annual meeting after the closing of the Fund's initial public offering, respectively, and when their successors are duly elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve until the third successive annual meeting of shareholders after the meeting at which they were elected and until their successors are duly elected and qualify, and each year one class of directors will be nominated for election by the shareholders. A classified board may render a change in control of the Fund or the removal of the Fund's incumbent management more difficult. The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund's management and policies.

Election of directors

The Fund's charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. As noted above, pursuant to the Fund's charter, the Board of Directors may amend the bylaws from time to time to alter the vote required to elect a director.

Number of directors; vacancies; removal

The Fund's charter provides that the number of directors will be set only by the Board of Directors in accordance with the Fund's bylaws. The Fund's bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of directors. However, unless the Fund's bylaws are amended, the number of directors cannot be less than the minimum number required by the Maryland General Corporation Law or more than 10.

The Fund's charter provides that, at such time as the Fund has at least three independent directors and its common stock is registered under the Exchange Act, which the Fund expects will be upon completion of this offering, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. For that reason, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the directors remaining in office, even if the remaining directors do

Description of securities

not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the Investment Company Act.

The Fund's charter provides that a Director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Directors.

Action by shareholders

Under the Maryland General Corporation Law, common shareholders may act only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund's charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund's bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.

Advance notice provisions for shareholder nominations and shareholder proposals

The Fund's bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as directors and the proposal of other business to be considered by the Fund's shareholders may be made only (1) pursuant to the Fund's notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by a shareholder who is a shareholder of record both at the time the shareholder provides the notice required by the Fund's bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of such individuals as directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund's bylaws. With respect to special meetings of the Fund's shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as Directors at a special meeting of shareholders may be made only (i) by or at the direction of the Board of Directors or (ii) if the special meeting has been called in accordance with the Fund's bylaws for the purpose of electing directors, by any shareholder who is a shareholder of record both at the time the shareholder provides the notice required by the Fund's bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund's bylaws.

Calling of special meetings of shareholders

The Fund's bylaws provide that special meetings of the Fund's shareholders may be called by the Board of Directors, the Chairman of the Board and certain of the Fund's officers. The Fund's bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund's secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund's proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Description of securities

Approval of extraordinary corporate action; amendment of the Fund's charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate sell all or substantially all of its assets or engage in a statutory share exchange, unless the action is declared advisable by the corporation's board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund's charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast a majority of the votes entitled to be cast on the matter. However, the Fund's charter provides that the following matters require the approval of shareholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter:

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amendments to the provisions of the Fund's charter relating to, or inconsistent with, the classification of the Board of Directors, the power of the Board of Directors to fix the number of directors and to fill vacancies on the Board, the removal of directors and the vote required to elect a director;

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charter amendments that would make the Fund's common shares redeemable securities (within the meaning of the Investment Company Act);

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the conversion of the Fund, whether by merger or otherwise, from a closed-end investment company into an open-end investment company;

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the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund;

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amendments to the provisions of the Fund's charter relating to, or inconsistent with, the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions;

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any merger, consolidation, share exchange or sale or exchange of all or substantially all of the Fund's assets that the Maryland General Corporation Law requires be approved by the Fund's shareholders; or

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any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of Directors generally, or any affiliate of such a person, group or member of such a group (collectively "Transacting Persons"), on the other hand.

However, if such amendment, proposal or transaction is approved by at least two-thirds of the Fund's continuing directors (in addition to approval by the Board of Directors), the amendment, proposal or transaction may instead be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction, except that any transaction with Transacting Persons that would not otherwise require shareholder approval under the Maryland General Corporation Law would not require further shareholder approval unless another provision of the Fund's charter or bylaws requires such approval.

The "continuing directors" are defined in the Fund's charter as its current directors and directors whose nomination for election by the Fund's shareholders or whose election by the directors to fill a vacancy on the Board is approved by the current directors or a majority of the continuing directors then serving on the Board of Directors.

The Fund's charter and bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund's bylaws and to make new bylaws.

Closed-end fund structure

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Unlike open-end funds (which are generally referred to as mutual funds) closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. As a result, if shareholders wish to sell common shares of a closed-end fund they must trade them on the market as they would with respect to any other stock at the prevailing market price at that time. If the shareholder wishes to sell shares of the mutual fund, the mutual fund will redeem or buy back the shares at "net asset value".

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Directors might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per common share.

Repurchase of common shares

Because the Fund is a closed-end management investment company, its shareholders will not have the right to cause the Fund to redeem their common shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act that the Fund may purchase at market prices from time to time its common shares in the open market but is under no obligation to do so.

Notwithstanding the foregoing, at any time if the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (i) all accrued preferred share dividends, if any, have been paid and (ii) at the time of such purchase, redemption or acquisition, the Fund has an asset coverage of at least 200% after deducting the amount of such purchase, redemption or acquisition, as applicable. Similarly, if the Fund has outstanding indebtedness, the Fund may not purchase, redeem or acquire its capital stock unless the Fund has an asset coverage of at least 300% after deducting the amount of such purchase, redemption or acquisition, as applicable. See "Leverage". Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of common shares or to make a tender offer for those shares. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing approved by the Board of Directors would have to comply with the NYSE listing requirements and the Exchange Act, the Investment Company Act, and the rules and regulations thereunder.

There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the Fund's common shares trading at a price that approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's common shares, shareholders should be aware that the acquisition of common shares by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding and any amounts borrowed.

Material U.S. federal income tax considerations

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Fund's common shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans, trusts, financial institutions and persons that will hold common shares as a position in a "straddle", "hedge" or as part of a "constructive sale" for federal income tax purposes. This summary assumes that shareholders hold common shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

A "U.S. shareholder" is a beneficial owner of common shares that is for U.S. federal income tax purposes:

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a citizen or resident of the United States;

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a domestic corporation;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust if a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust.

A "non-U.S. shareholder" is a beneficial owner of common shares that is not a U.S. shareholder or a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds common shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership that will hold common shares should consult his, her or its tax advisor with respect to the U.S. federal tax treatment of an investment in common shares.

Tax matters are very complicated and the tax consequences to a shareholder of an investment in common shares will depend on the facts of his, her or its particular situation. The Fund encourages shareholders to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

TAXATION OF THE FUND

The Fund intends to elect to be treated and to qualify each taxable year as a RIC under Subchapter M of the Code. To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (i.e., net taxable income other than its net realized long-term capital gain over its net realized short-term capital loss, but without regard to the deduction for dividends paid); (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and

Material U.S. federal income tax considerations

gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in "Qualified Publicly Traded Partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market and that derive less than 90% of their gross income from the items described in (a) above); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders. Any taxable income or gains retained by the Fund will generally be subject to regular corporate-level income taxes. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year, plus any shortfalls from any prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. For these purposes, the Fund will be deemed to have distributed any income on which it paid federal income tax. To avoid the imposition of this excise tax, the Fund intends to make the required distributions of its ordinary taxable income and its capital gain net income, to the extent possible, by the close of each calendar year.

The Fund's investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund (and thus may affect the character, amount and timing of distributions received by shareholders of the Fund). The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term

Material U.S. federal income tax considerations

holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, may make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

TAXATION OF U.S. SHAREHOLDERS

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund's investment company taxable income will be taxable as ordinary income to U.S. shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. For taxable years beginning before January 1, 2013, to the extent such distributions paid by the Fund to non-corporate shareholders are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum federal tax rate of 15%. Dividends paid by the Fund with respect to a taxable year will qualify for the dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. It is anticipated that distributions paid by the Fund will generally not will not qualify for the 15% maximum federal tax rate or the dividends received deduction.

Distributions of the Fund's net capital gain (which is generally the Fund's realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by the Fund as "capital gain dividends" will be taxable to a U.S. shareholder as long-term capital gains, regardless of the U.S. shareholder's holding period for his, her or its common shares and regardless of whether paid in cash or reinvested in additional common shares. Long-term capital gain of an individual U.S. shareholder is generally taxed at preferential rates. Distributions in excess of the Fund's earnings and profits first will reduce a U.S. shareholder's adjusted tax basis in such shareholder's common shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares of the Fund. Shareholders receiving distributions in the form of additional common shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional common shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed common shares.

Although the Fund currently intends to distribute any net long-term capital gains at least annually, the Fund may in the future decide to retain some or all of its net long-term capital gains but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid on the deemed distribution by the Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder's tax basis for its common shares. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes the Fund paid. In order to utilize the deemed distribution approach, the Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a "deemed distribution."

Material U.S. federal income tax considerations

For purposes of determining (1) whether the annual distribution requirement applicable to RICs is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its common shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of common shares may be disallowed if other common shares are acquired (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common shares acquired will be increased to reflect the disallowed loss.

In general, individual U.S. shareholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain recognized in taxable years beginning on or before December 31, 2012. After such date, the maximum federal income tax rate on long-term capital gains is scheduled to return to 20%. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder's particular situation.

The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) whom the IRS subjects to backup withholding for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

Material U.S. federal income tax considerations

If a U.S. shareholder recognizes a loss with respect to common shares of the Fund of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder generally must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. shareholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

For taxable years beginning after December 31, 2012, a U.S. shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. shareholder's "net investment income" for the relevant taxable year and (2) the excess of the U.S. shareholder's modified gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual's circumstances). A U.S. shareholder's net investment income will generally include its gross dividend income and its net gains from the disposition of shares, unless such dividends or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). U.S. shareholders that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of the Medicare tax to their income and gains in respect of their investment in shares of the Fund's common stock.

TAXATION OF NON-U.S. SHAREHOLDERS

Whether an investment in common shares of the Fund is appropriate for a non-U.S. shareholder will depend upon that person's particular circumstances. An investment in common shares of the Fund by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. non-U.S. shareholders should consult their tax advisors before investing in common shares of the Fund.

Distributions of the Fund's investment company taxable income to non-U.S. shareholders will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund's current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States the distributions will be subject to federal income tax at the rates applicable to U.S. shareholders. In that case, the Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

For taxable years beginning before January 1, 2012 (and, if extended, as has happened in the past, for taxable years covered by such extension), properly designated dividends received by a Non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (1) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). There can be no assurance as to whether or not this provision will be extended. In addition, even if

Material U.S. federal income tax considerations

this provision were extended, depending on the circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund's net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of common shares of the Fund, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (in which case such distributions or gains would be subject to U.S. federal income tax at the rates applicable to U.S. shareholders) or (ii), in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met (in which case such distributions or gains would be subject to 30% U.S. federal income tax).

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder's allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of common shares of the Fund that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the common shares of the Fund may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Under legislation enacted in March 2010, a 30% withholding tax would be imposed on certain payments that are made after December 31, 2012 to certain foreign financial institutions, investment funds and other Non-U.S. persons that fail to comply with information reporting requirements in respect of such Non-U.S. persons' direct and indirect U.S. shareholders and/or U.S. accountholders. Such payments would include U.S.-source dividends (which include dividends on the common shares of the Fund) and the gross proceeds from the sale or other disposition of common shares that can produce U.S.-source dividends. However, the Internal Revenue Service has issued proposed regulations providing that such withholding will not apply to payments of dividends made before January 1, 2014 or to payments of gross proceeds from the sale or other disposition of shares of our common stock made before January 1, 2015.

Non-U.S. shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the common shares of the Fund.

Underwriting

The underwriters named below (the "Underwriters"), acting through UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as their managing representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Adviser (the "Underwriting Agreement"), to purchase from the Fund the number of common shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such common shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriter	Number of common shares

UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Citigroup Global Markets Inc.
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
Barclays Capital Inc.
RBC Capital Markets, LLC
Stifel, Nicolaus & Company Incorporated
Henley & Company LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Southwest Securities, Inc.
Total

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional                            common shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of common shares proportionate to such Underwriter's initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of $0.90 per common share (4.50% of the public offering price per common share). The Representatives have advised the Fund that the Underwriters may pay up to $             per common share from such commission to selected dealers who sell the common shares and that such dealers may reallow a concession of up to $             per common share to certain other dealers who sell common shares. The Adviser or an affiliate of the Adviser has agreed to pay all of the Fund's organizational expenses. The Adviser or an affiliate has agreed to pay all offering costs (other than sales loads) of the Fund in excess of $0.04 per share. Investors must pay for any Common Shares purchased on or before                           , 2012.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the common shares sell after this offering will not be lower than the price at which they

Underwriting

are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the trading or "ticker" symbol "ARDC".

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 common shares.

The Fund and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of common shares hereby, (2) of preferred shares or (3) pursuant to the Fund's Dividend Reinvestment Plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund occurs; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event.

The Representatives have informed the Fund that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell common shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the common shares and syndicate short positions involve the sale by the Underwriters of a greater number of common shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the common shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Underwriting

ADDITIONAL COMPENSATION TO BE PAID BY THE ADVISER

The Adviser (and not the Fund) has agreed to pay to each of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., RBC Capital Markets, LLC and Stifel, Nicolaus & Company Incorporated from its own assets a structuring fee for advice relating to the structure, design and organization of the Fund as well as for services related to the sale and distribution of the Fund's common shares in the amount of $             , $             , $             , $             , $             , $             and $             , respectively. If the over-allotment option is not exercised, the structuring fee paid to each of UBS Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Barclays Capital Inc., RBC Capital Markets, LLC and Stifel, Nicolaus & Company Incorporated will not exceed         %,         %,         %,          %,         %,         % and         % respectively, of the total public offering price of the common shares sold in this offering. The Adviser (and not the Fund) may pay certain other qualifying underwriters structuring fees or additional compensation in connection with the offering.

The Adviser has entered into a distribution agreement with Destra Capital Investments LLC ("Destra") under which Destra provides assistance to the Adviser with respect to distribution of the Common Shares. The fees due pursuant to this distribution agreement will be paid exclusively by the Adviser (and not the Fund). The Adviser has agreed to compensate Destra in the amount of up to $             (which amount will not exceed         % of gross proceeds). The Fund intends to treat certain offering related expenses of Destra under the distribution agreement as offering expenses of the Fund and to reimburse such expenses to the extent that they, together with all other Fund offering expenses, do not exceed $0.04 per Common Share. Destra is a registered broker-dealer and a member of the National Association of Securities Dealers and may be deemed an "underwriter" for purposes of this offering under the Securities Act, although Destra will not purchase or resell any of the Common Shares in connection with the offering.

The sum of all compensation to the underwriters in connection with this public offering of common shares, including the sales load, the structuring fees, fees paid to Destra pursuant to the distribution agreement and all forms of additional payments to the underwriters and the amounts paid by the Fund to reimburse certain underwriters and certain other expenses, will not exceed 9.0% of the total public offering price of the common shares sold in this offering.

Administrative, custodian, transfer agent and other services

The custodian of the assets of the Fund will be State Street Bank and Trust Company ("State Street") located at 200 Clarendon Street, 16th floor, Boston, Massachusetts 02116. The custodian will perform custodial, fund accounting and portfolio accounting services. State Street, located at 200 Clarendon Street, 16th floor, Boston, Massachusetts 02116, will serve as the Fund's transfer agent and dividend paying agent with respect to the common shares.

State Street, located at 200 Clarendon Street, 16th floor, Boston, Massachusetts 02116, will serve as the administrator of the Fund. Under the Administration Agreement between State Street and the Fund, State Street will provide certain administrative services necessary for the operation of the Fund, including maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street will receive an estimated monthly fee of approximately $10,274 for the provision of administrative services; however, this fee could vary depending on, among other things, the total amount of assets of the Fund, the amount and type of leverage used by the Fund and the types of transactions in which the Fund engages.

Investor support services

The Fund has retained Destra to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's Common Shares, and with the closed-end fund analyst community regarding the Fund on a regular basis, and developing and maintaining a website for the Fund. The Fund will pay Destra an estimated monthly fee of $42,883 for such services in the first year of its operations, and will pay Destra an estimated monthly fee of $35,736 for such services thereafter.

Validity of common shares

The validity of the common shares will be passed upon for the Fund by Sullivan & Cromwell LLP, New York, New York and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. Matters of Maryland Law will passed upon by Venable LLP. Sullivan & Cromwell LLP and Skadden, Arps, Slate, Meagher & Flom LLP may rely as to certain matters of Maryland law on Venable LLP.

Fiscal year

For accounting purposes, the Fund's fiscal year is the 12-month period ending on October 31. For tax purposes, the Fund has adopted the 12-month period ending October 31 of each year as its taxable year.

Experts

Ernst & Young LLP will serve as the Fund's independent registered public accounting firm. The financial statements of the Fund as of October 17, 2012 appearing in this Prospectus have been audited by Ernst & Young LLP, as set forth in their report thereon, appearing elsewhere herein. Such financial statements are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 725 South Figueroa Street, Los Angeles, CA 90017.

Additional information

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the common shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

Report of independent registered public accounting firm

To the Shareholder and Board of Directors of
Ares Dynamic Credit Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") as of October 17, 2012. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Ares Dynamic Credit Allocation Fund, Inc. at October 17, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, CA

October 25, 2012

Ares Dynamic Credit Allocation Fund, Inc.

 Statement of Assets and Liabilities
October 17, 2012

ASSETS:
Cash	$100,000
Deferred offering costs	600,000

Total Assets	700,000

LIABILITIES
Accrued offering costs	600,000

Total Liabilities	600,000

NET ASSETS	$100,000

COMPONENTS OF NET ASSETS:
Common Stock (5,235.602 shares issued and outstanding, $0.001 par value, 1,000,000,000 shares authorized)	$5
Paid in capital	99,995

Net asset value per share	$19.10

Offering price per share	$20.00

See Notes to Statement of Assets and Liabilities

Ares Dynamic Credit Allocation Fund, Inc.

 Notes to Statement of Assets and Liabilities
October 17, 2012

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, non-diversified management investment company. The Fund was incorporated on March 14, 2011. Ares Capital Management II LLC (the "Adviser") is expected to serve as the investment adviser to the Fund.

The Fund's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) secured loans ("Senior Loans") made to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are expected to be primarily high yield issues rated below investment grade, and (iii) debt securities issued by entities commonly referred to, and referred to herein, as collateralized loan obligations ("CLOs",and such debt securities, "CLO Debt Securities"). The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets to seek to manage interest rate and credit risk and the duration of the Fund's portfolio.

The Fund has no operations to date other than matters relating to its organization and the sale and issuance of 5,235.602 shares in the Fund to the Adviser at a net asset value of $19.10 per share. Shares issued by the Fund are subject to a sales load of 4.50%.

(2) Significant Accounting Policies

Accounting Estimates

The preparation of the financial statement in conformity with U.S. GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statement. Actual results may differ from those estimates and such differences may be material.

Income Taxes

The Fund's policy is to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns

Organizational Expenses

The Adviser or an affiliate of the Adviser has agreed to pay all of the Fund's organizational expenses. As a result, organizational expenses of the Fund are not reflected in the Fund's financial statement.

Offering Costs

Offering costs are paid directly by the Fund. The Adviser or an affiliate of the Adviser has agreed to pay all offering costs (other than sales loads) of the Fund in excess of $0.04 per share. Offering costs to be incurred by the Fund are approximately $600,000 based on estimates of the initial capital raise

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Statement of Assets and Liabilities (Continued)
October 17, 2012

in connection with the Fund's initial public offering ("IPO") and have been reported on the Statement of Assets and Liabilities as deferred offering costs.

(3) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser Act"). The Adviser is an affiliate of Ares Management LLC.

The Adviser will provide certain investment advisory and management to the Fund pursuant to an investment advisory and management agreement with the Fund (the "Investment Advisory and Management Agreement"). Pursuant to the Investment Advisory and Management Agreement, the Fund will agree to pay the Adviser a management fee at an annual rate 1.00% of the average daily value of the Fund's Managed Assets. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. In addition to management and advisory services, the Adviser or any of its affiliates may provide certain administrative services, including accounting, legal, clerical or other administrative services, to the Fund at the request of the Fund. After the Fund's second fiscal year, the Fund will reimburse the Adviser and its affiliates for their costs in providing such services using a methodology for determining costs approved by the board of directors of the Fund.

The Fund will engage State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street will provide certain administrative services necessary for the operation of the Fund, including maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street will also perform custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund will pay State Street for these services.

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis, and developing and maintaining a website for the Fund.

(4) Concentration of Credit Risk

Cash at October 17, 2012 is on deposit at State Street.

(5) Subsequent Events

The Adviser has evaluated the possibility of subsequent events existing in the Fund's financial statement through the date when financial statement is available for issuance, and has determined that there are no material events that would require disclosure in the Fund's financial statement through this date.

Appendix A

DESCRIPTION OF S&P, MOODY'S AND FITCH RATINGS(1)

Standard & Poor's Corporation—A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

–>
Issue credit ratings are based, in varying degrees, on the following considerations:

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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

–>
Nature of and provisions of the obligation;

–>
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply

(1)
The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

Appendix A

when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

"AAA"	An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
"AA"	An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
"A"
An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
"BBB"
An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"BB", "B", "CCC", "CC", and "C"
Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
"BB"
An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B"
An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
"CCC"
An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

Appendix A

"CC"	An obligation rated "CC" is currently highly vulnerable to nonpayment.
"C"
A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
"D"
An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
PLUS (+) OR MINUS (-)	The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
"N.R."
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Short-term issue credit ratings
"A-1"
A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

Appendix A

"A-2"	A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
"A-3"
A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"B"
A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B-1"
A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"B-2"
A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"B-3"
A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"C"
A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
"D"
A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Appendix A

Active qualifiers (currently applied and/or outstanding)
"i"
This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.
"L"	Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.
"P"
This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.
"pi"
Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.
"pr"
The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Appendix A

"preliminary"	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

–>

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

–>

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.

–>

Preliminary ratings may be assigned to obligations that will likely be issued upon reorganization or emergence from bankruptcy, based on late-stage reorganization plans, documentation and discussions with the obligor. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s). The final rating may differ from the preliminary rating as a result of changes in the reorganization plan or other developments. Standard & Poor's reserves the right not to issue a final rating.

"t"
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
unsolicited	Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.
Inactive qualifiers (no longer applied or outstanding)
"*"
This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
"C"
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

Appendix A

"q"	A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
"r"
The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Moody's Investors Service, Inc.—A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG TERM OBLIGATION RATINGS

Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-term rating definitions:

"Aaa"	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
"Aa"	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
"A"	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
"Baa"	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
"Ba"	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
"B"	Obligations rated B are considered speculative and are subject to high credit risk.
"Caa"	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
"Ca"	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
"C"	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Appendix A

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

Moody's assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

–>
Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

–>
Notes allowing for negative coupons, or negative principal;

–>
Notes containing any provision that could obligate the investor to make any additional payments;

–>
Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

For credit-linked securities, Moody's policy is to "look through" to the credit risk of the underlying obligor. Moody's policy with respect to non-credit linked obligations is to rate the issuer's ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, the Fund will assign the appropriate debt class level rating to the instrument.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short term rating definitions:

Moody's short term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1"	Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short-term debt obligations.
"P-2"	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short-term debt obligations.
"P-3"	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short-term obligations.

Appendix A

"NP"	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:    Canadian issuers rated P-1 or P-2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

The Primary Credit Rating Scales (those featuring the symbols "AAA"–"D" and "F1"–"D") are used for debt and financial strength ratings. The below section describes their use for issuers and obligations in corporate, public and structured finance debt markets.

Long-term ratings scales—issuer credit ratings scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

"AAA"	Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
"AA"
Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
"A"
High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
"BBB"
Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

Appendix A

"BB"	Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
"B"
Highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
"CCC"	Substantial credit risk. Default is a real possibility.
"CC"	Very high levels of credit risk. Default of some kind appears probable.
"C"	Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a "C" category rating for an issuer include:
	a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
	b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
	c.	Fitch Ratings otherwise believes a condition of "RD" or "D" to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.
"RD"
Restricted default. "RD" ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
	a.	the selective payment default on a specific class or currency of debt;
b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
	c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
	d.	execution of a coercive debt exchange on one or more material financial obligations.

Appendix A

"D"	Default. "D" ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note:    The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-Term IDR category, or to Long-Term IDR categories below "B".

  Limitations of the issuer credit rating scale:

Specific limitations relevant to the issuer credit rating scale include:

–>
The ratings do not predict a specific percentage of default likelihood over any given time period.

–>
The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

–>
The ratings do not opine on the liquidity of the issuer's securities or stock.

–>
The ratings do not opine on the possible loss severity on an obligation should an issuer default.

–>
The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

–>
The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency's ratings.

Short-term ratings—short-term ratings assigned to obligations in corporate, public and structured finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically,

Appendix A

this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

"F1"	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
"F2"	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
"F3"	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
"B"	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
"C"	High short-term default risk. Default is a real possibility.
"RD"	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
"D"	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

  Limitations of the short-term ratings scale:

Specific limitations relevant to the Short-Term Ratings scale include:

–>
The ratings do not predict a specific percentage of default likelihood over any given time period.

–>
The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

–>
The ratings do not opine on the liquidity of the issuer's securities or stock.

–>
The ratings do not opine on the possible loss severity on an obligation should an obligation default.

–>
The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency's ratings.

Appendix A

NATIONAL RATINGS

National credit ratings

For those countries in which foreign and local currency sovereign ratings are below "AAA", and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, an "AAA" Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as "AAA(arg)" for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency's National Rating definitions may be substituted by the regulatory scales. For instance Fitch's National Short Term Ratings of "F1+(xxx)", "F1(xxx)", "F2(xxx)" and "F3(xxx)" may be substituted by the regulatory scales, e.g., "A1+", "A1", "A2" and "A3". The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch's website to determine if any additional or alternative category definitions apply.

National long-term credit ratings

"AAA(xxx)"	"AAA" National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.
"AA(xxx)"

"AA" National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country's highest rated issuers or obligations.

"A(xxx)"

"A" National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

"BBB(xxx)"	"BBB" National Ratings denote a moderate default risk relative to other issuers or obligations in the same country.

Appendix A

However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.
"BB(xxx)"

"BB" National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

"B(xxx)"

"B" National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, this rating may indicate distressed or defaulted obligations with potential for extremely high recoveries.

"CCC(xxx)"	"CCC" National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
"CC(xxx)"	"CC" National Ratings denote that default of some kind appears probable.
"C(xxx)"	"C" National Ratings denote that default is imminent.
"D(xxx)"	"D" National Ratings denote an issuer or instrument that is currently in default.
National short-term credit ratings
"F1(xxx)"

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency's National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a "+" is added to the assigned rating.

"F2(xxx)"

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

"F3(xxx)"

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

Appendix A

"B(xxx)"

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

"C(xxx)"

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

"D(xxx)"	Indicates actual or imminent payment default.

  Notes to long-term and short-term national ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the "AAA(xxx)" Long-Term National Rating category, to categories below "CCC(xxx)", or to Short-Term National Ratings other than "F1(xxx)".

Appendix B

PROXY VOTING POLICIES AND PROCEDURES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, the Fund invests in securities that do not generally entitle it to voting rights in its portfolio companies. When the Fund does have voting rights, the Fund delegates the exercise of such rights to Ares Capital Management II LLC (the "Adviser"). The Adviser's proxy voting policies and procedures are summarized below:

In determining how to vote, officers of the Adviser consult with each other and other investment professionals of Ares, taking into account the Fund's and the Fund's investors' interests as well as any potential conflicts of interest. The Adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the Adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of the Fund or, in extreme cases, by abstaining from voting. While the Adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the Adviser will not delegate its voting authority to any third party.

An officer of the Adviser keeps a written record of how all such proxies are voted. The Adviser retains records of (a) proxy voting policies and procedures, (b) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (c) all votes cast, (d) investor requests for voting information and (e) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the Adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The Adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the Adviser votes the Fund's proxies in accordance with these guidelines unless: (a) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (b) the subject matter of the vote is not covered by these guidelines, (c) a material conflict of interest is present or (d) the Fund finds it necessary to vote contrary to the Fund's general guidelines to maximize stockholder value or the best interests of the Adviser's clients. In reviewing proxy issues, the Adviser generally uses the following guidelines:

Elections of directors: In general, the Adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or the Adviser determines that there are other compelling reasons for withholding the Fund's vote, it will determine the appropriate vote on the matter. The Adviser may withhold votes for directors when it (a) believes a direct conflict of interest exists between the interests of the director and the stockholders, (b) concludes that the actions of the director are unlawful, unethical or negligent or (c) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, the Adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

B-1

Appendix B

Appointment of auditors: The Adviser believes that a portfolio company remains in the best position to choose its independent auditors and the Adviser will generally support management's recommendation in this regard.

Changes in capital structure: Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, the Adviser will cast the Fund's votes in accordance with the management on such proposals. However, the Adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate restructurings, mergers and acquisitions: The Adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of the Fund's interests.

Proposals affecting stockholder rights: The Adviser will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the Adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of the Fund's investment in the portfolio company.

Corporate governance: The Adviser recognizes the importance of good corporate governance. Accordingly, the Adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-takeover measures: The Adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

Stock splits: The Adviser will generally vote with management on stock split matters.

Limited liability of directors: The Adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and corporate responsibility: The Adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. The Adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

Stockholders may obtain information regarding how the Adviser voted proxies with respect to the Fund's portfolio securities during the most recent twelve-month period ended June 30 free of charge by making a written request for proxy voting information to: Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067 or by calling us collect at (310) 401-4200.

B-2

Part C

OTHER INFORMATION

Item 25.    Statements and exhibits

(1)
Financial statements

Statement of net assets, dated as of October 17, 2012.

(2)
Exhibits

(a)	Articles of Amendment and Restatement.(3)
(b)	Amended and Restated Bylaws.(3)
(c)	Not Applicable.
(d)	Portions of the Articles of Amendment and Restatement and Amended and Restated Bylaws of the Registrant defining the rights of holders of shares of common stock of the Registrant.*
(e)	Form of Dividend Reinvestment Plan.(1)
(f)	Not Applicable.
(g)	Form of Investment Advisory and Management Agreement between the Registrant and Ares Capital Management II LLC.(2)
(h)(1)	Form of Underwriting Agreement.(2)
(h)(2)	Form of Master Agreement among Underwriters.(2)
(h)(3)	Form of Master Selected Dealers Agreement.(2)
(i)	Not Applicable.
(j)	Form of Master Custodian Agreement between the Registrant and State Street Bank and Trust Company.(1)
(k)(1)	Form of Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company.(1)
(k)(2)	Form of Administration Agreement between Registrant and State Street Bank and Trust Company.(1)
(k)(3)	Form of Trademark License Agreement.(3)
(k)(4)	Form of Indemnification Agreement between the Registrant and the Directors and Officers of the Registrant.(3)
(k)(5)	Form of Investor Support Services Agreement between the Registrant and Destra Capital Investments LLC.(1)
(k)(6)	Form of Structuring Fee Agreement.(2)
(l)(1)	Opinion and Consent of Fund Counsel.(2)
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm.(1)
(o)	Not Applicable.
(p)	Subscription Agreement.(1)
(q)	Not Applicable.
(r)(1)	Code of Ethics of Fund.(1)

Part C

(r)(2)	Code of Ethics of Adviser.(1)
(s)	Powers of Attorney(4)

(1)
Filed herewith.

(2)
To be filed by amendment.

(3)
Incorporated by reference to the identically numbered exhibit of the Registration Statement of the Fund on Form N-2 (File Nos. 333-172987 and 811-22535) filed on October 2, 2012.

(4)
Included in the signature pages of this registration statement.

*
Reference is made to Articles V, VI and VIII of the Registrant's Articles of Amendment and Restatement, filed as Exhibit (a) to this Registration Statement, and to Articles II, VII, IX and XI of the Registrant's Amended and Restated Bylaws, filed as Exhibit (b) to this Registration Statement.

Item 26.   Marketing arrangements

Reference is made to the form of the underwriting agreement included as Exhibit (h)(1) hereto.

Item 27.    Other expenses of issuance and distribution

Securities and Exchange Commission	$40,920
Exchange listing	30,000
Financial Institution Regulatory Authority fees	30,500
Printing expenses	454,708
Promotion	450,000
Accounting	47,500
Legal fees and expenses	676,125
Miscellaneous	10,000

Total	1,739,753

Item 28.   Persons controlled by or under common control with registrant

Immediately prior to this offering, Ares Capital Management II LLC will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, Ares Capital Management II LLC's share ownership is expected to represent less than 1% of the common stock outstanding.

Item 29.    Number of holders of securities

The following table sets forth the approximate number of record holders of the Company's common stock at October 17, 2012.

Title of class	Number of record holders

Common shares, par value $0.001 per share	1

Item 30.   Indemnification

Maryland law permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for

Part C

liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Registrant's charter contains a provision that eliminates its directors' and officers' liability to the maximum extent permitted by Maryland law and the Investment Company Act of 1940 (the "1940 Act").

The Registrant's charter authorizes it to obligate itself, and its bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification. The Registrant's charter and bylaws also permit it to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or any predecessor of the Registrant. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant's charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Part C

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.    Business and other connections of adviser

The description of the Adviser under the caption "Management of the Fund" in the prospectus, which forms part of this registration statement, is incorporated by reference herein. Information as to the directors and officers of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, will be included in its application for registration as an investment adviser on Form ADV (File No. 801-72399) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference. The Adviser's principal business address is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Item 32.    Locations of accounts and records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of

(1)
the Registrant, Ares Senior Credit Strategies Fund, Inc., 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067;

(2)
the Transfer Agent, State Street Bank and Trust Company located at 200 Clarendon Street, 16th floor, Boston, Massachusetts 02116;

(3)
the Custodian, State Street Bank and Trust Company located at 200 Clarendon Street, 16th floor, Boston, Massachusetts 02116; and

(4)
the Adviser, Ares Capital Management II LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Item 33.    Management services

Not applicable.

Item 34.    Undertakings

1.
The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

Part C

2.
The Registrant undertakes that:

(a)
For the purpose of determining any liability under the Securities Act), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Part C

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California on the 25 day of October 2012.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
By:	/s/ SETH J. BRUFSKY
	Name:	Seth J. Brufsky
	Title:	President, Chief Executive Officer and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Seth J. Brufsky and David A. Sachs, and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form N-2 of Ares Dynamic Credit Allocation Fund, Inc. and any and all amendments (including pre-effective and post-effective amendments thereto and any registration statement on Form N-2 filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act) and to file the same, with the exhibits thereto, and other documents in connection herewith, with the Securities and Exchange Commission, and grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the foregoing as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or his substitute or their substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ SETH J. BRUFSKY Seth J. Brufsky	President, Chief Executive Officer and Director (Principal Executive Officer)	October 25, 2012
/s/ DANIEL NGUYEN Daniel Nguyen	Chief Financial Officer (Principal Financial and Accounting Officer)	October 25, 2012
/s/ DAVID A. SACHS David A. Sachs	Chairman of the Board of Directors	October 25, 2012

Part C

Signature	Title	Date

/s/ MICHAEL H. DIAMOND Michael H. Diamond	Director	October 25, 2012
/s/ PHILLIP R. ERLANGER Phillip R. Erlanger	Director	October 25, 2012
/s/ JOHN J. SHAW John J. Shaw	Director	October 25, 2012

QuickLinks

  Securities Act Registration No. 333-172987 Investment Company Registration No. 811-22535
Ares Dynamic Credit Allocation Fund, Inc. Statement of Assets and Liabilities October 17, 2012
Ares Dynamic Credit Allocation Fund, Inc. Notes to Statement of Assets and Liabilities October 17, 2012
  Item 25. Statements and exhibits
  Item 26. Marketing arrangements
  Item 27. Other expenses of issuance and distribution
  Item 28. Persons controlled by or under common control with registrant
  Item 29. Number of holders of securities
  Item 30. Indemnification
  Item 31. Business and other connections of adviser
  Item 32. Locations of accounts and records
  Item 33. Management services
  Item 34. Undertakings